UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
☑    Filed by the Registrant
☐    Filed by a Party other than the Registrant
Check the appropriate box:
☑    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
TRM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY COPY
April __, 2009
Dear Shareholder:
     You are cordially invited to attend the 2009 Annual Meeting of Shareholders of TRM Corporation on Wednesday, June 17, 2009, at 9:00 a.m., local time, at Woodcrest Country Club, 300 East Evesham Road, Cherry Hill, New Jersey 08003.
     The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
     It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.
     Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours, Richard B. Stern President and Chief Executive Officer

PRELIMINARY COPY
Notice of Annual Meeting of Shareholders
June 17, 2009
To Our Shareholders:
     The annual meeting of the shareholders of TRM Corporation, an Oregon corporation (the “Company”), will be held on Wednesday, June 17, 2009, at 9:00 a.m. at Woodcrest Country Club, 300 East Evesham Road, Cherry Hill, New Jersey 08003 for the following purposes:
     1. To elect two members of the Board of Directors;
     2. To consider and approve an amendment to our 2005 Omnibus Stock Incentive Plan to increase the number of shares of our common stock available for issuance under such plan by 1,000,000 shares;
     3. To consider and approve an agreement and plan of merger by and between the Company and Access to Money, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, for the purpose of changing our state of incorporation from Oregon to Delaware;
     4. To consider and approve an amendment to our Restated Articles of Incorporation to change our name to “Access to Money, Inc.”;
     5. To consider and approve an amendment to our Restated Articles of Incorporation to decrease the number of shares of common stock we are authorized to issue from 100,000,000 to 70,000,000; and
     6. To transact such other business as may properly come before the meeting or any adjournment thereof.
     All shareholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on April 10, 2009, are entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at the meeting and at the offices of the Company at 1101 Kings Highway N, Suite G100, Cherry Hill, New Jersey 08034.
     Shareholders may be entitled to assert dissenters’ rights under Sections 551 through 594 of the Oregon Business Corporations Act with respect to the proposal to reincorporate the Company’s jurisdiction of domicile from Oregon to Delaware. Dissenters’ rights are described in the accompanying proxy statement and a copy of Section 551 through 594 of the Oregon Business Corporation Act is attached to the proxy statement as Appendix F.

By Order of the Board of Directors Michael J. Dolan Secretary

Cherry Hill, New Jersey
                    , 2009
     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

PRELIMINARY COPY
 i

PRELIMINARY COPY
TRM CORPORATION
1101 Kings Highway N
Suite G100
Cherry Hill, New Jersey 08034
PROXY STATEMENT
          The enclosed proxy is solicited by the Board of Directors of TRM Corporation (the “Company,” “we” or “us”) for use at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 17, 2009, at 9:00 a.m. at Woodcrest Country Club, 300 East Evesham Road, Cherry Hill, New Jersey 08003, and at any adjournments thereof.
          IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 17, 2009. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT HTTP://CFPROXY.COM/4301. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.
SUMMARY TERM SHEET
          The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic.
•
Time and Place of Annual Meeting (See cover page, Notice of Annual Meeting of Shareholders): Wednesday, June 17, 2009, at 9:00 a.m. at Woodcrest Country Club, 300 East Evesham Road, Cherry Hill, New Jersey 08003.

•	Record Date (See page 4): You can vote at the special meeting if you owned common stock of the Company at the close of business on April 10, 2009.

•	Proposals to be Voted on (See page 3): You are being asked to vote on the following proposals:
o	the election of the directors;

o	the approval of the amendment to increase the number of shares of common stock available under the Company’s 2005 Omnibus Stock Incentive Plan;

o
the merger between the Company and Access to Money, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Access to Money”), for the purpose of changing our state of incorporation from Oregon to Delaware (the “Reincorporation”);

o	an amendment to our Restated Articles of Incorporation to change our name to Access to Money, Inc.; and

o	an amendment to our Restated Articles of Incorporation to decrease our authorized common stock from 100,000,000 to 70,000,000.
•
Our Reasons for the Reincorporation Proposal (See page 23): The primary reason for the Reincorporation from Oregon to Delaware is to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporation law.

•	Our Name Change in Connection with the Reincorporation (See page 33): Our name will change to “Access to Money, Inc.” in connection with the Reincorporation.

•
Effect of Approving the Reincorporation Proposal (See page 23): If the Reincorporation proposal is approved and, if the proposals to change our name and reduce our authorized common stock are approved, the Reincorporation merger will be consummated, the Company will be incorporated in Delaware, will be named “Access to Money, Inc.”, will have 70,000,000 shares of authorized common stock, and 5,000,000 shares of authorized preferred stock. The Reincorporation will not change our business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of Access to Money incorporated in Delaware upon effectiveness of the Reincorporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the Reincorporation proposal.

•
Effect of Not Approving the Reincorporation Proposal (See page 24): If the Reincorporation proposal fails to obtain the vote required for approval, the Reincorporation merger will not be consummated and the Company will continue to operate as a corporation incorporated in Oregon. However, if the proposal to change our name to “Access to Money, Inc.” is approved by the shareholders of the Company, our board of directors intends to change the name of the Company to “Access to Money, Inc.” by filing Articles of Amendment to the Articles of Incorporation of the Company with the Oregon Secretary of State.

•
What You Will Receive in the Reincorporation Merger (See page 24): You will not need to exchange your existing stock certificates for stock certificates of Access to Money. Each of your shares of common stock of the Company automatically will be converted into one share of common stock of Access to Money.

•
Effect of the Reincorporation on the Trading of Your Shares of Common Stock of the Company (See page 24): At the effective time of the Reincorporation merger, your shares of common stock of the Company will become an equivalent number of shares of common stock of Access to Money and will continue to trade on the Over-the-Counter Bulletin Board (the “OTCBB”).

•	Recommendation of the Board of Directors of the Company (See page 32): The board of directors of the Company recommends that you vote “FOR” the Reincorporation proposal.

•
Vote Required (See page 32): Approval of the Reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast. Approval of the Reincorporation proposal will constitute approval of the Reincorporation merger and the merger agreement.

•
How to Vote Your Shares (See page 3): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the Annual Meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the Annual Meeting in person.

•	How to Revoke Your Proxy (See page 4): You may revoke your proxy either by delivering to the Secretary of the Company a signed notice of revocation or a later dated and properly executed proxy.

•	Dissenters’ Rights (See page 32): The holders of our common stock are entitled to dissenters’ rights under Oregon law in connection with the Reincorporation.

•
Tax Effects of the Reincorporation (See page 31): We believe that the Reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of Access to Money as the aggregate basis you have in our common stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the Reincorporation.

•
Changes in Shareholder Rights (See page 24): After completion of the Reincorporation merger, the rights of all shareholders will be governed by Delaware law and by the Access to Money Certificate of Incorporation and Bylaws. The most significant changes in shareholders’ rights before and after the

Reincorporation are discussed in detail in “Proposal 3—Reincorporation of our Company into the State of Delaware—Comparison of Shareholder Rights Before and After the Reincorporation” on page 24.
VOTING AT THE ANNUAL MEETING
Who Can Vote
          Only shareholders of record at the close of business on April 10, 2009, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of that date, 21,485,619 shares of our common stock, no par value per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting.
How to Vote; How Proxies Work
          Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the shareholders by the Company in connection with the Annual Meeting. In addition to the solicitation of proxies by mail, employees of the Company may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. We have retained our transfer agent, Registrar and Transfer Company, to assist in the mailing of the proxy statement and collection of proxies by mail from brokers and other nominees at an estimated cost of $4,500. Our Annual Report on Form 10-K for the year ended December 31, 2008, which includes the Company’s consolidated financial statements, is being mailed to shareholders together with these proxy materials on or about May      , 2009.
          Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted FOR:
•	the election of the directors;

•	the approval of the amendment to increase the number of shares of common stock available under the Company’s 2005 Omnibus Stock Incentive Plan;

•
the merger between the Company and Access to Money, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, for the purpose of changing our state of incorporation from Oregon to Delaware;

•	an amendment to our Restated Articles of Incorporation to change our name to Access to Money, Inc.; and

•	an amendment to our Restated Articles of Incorporation to decrease our authorized common stock from 100,000,000 to 70,000,000.
          Should any matters not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Annual Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.
What Constitutes a Quorum
          The presence at the Annual Meeting in person or by proxy of holders of outstanding common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum.
What Vote is Required
          Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors of the Corporation. The proposal to approve the Reincorporation requires the affirmative vote of the holders of a majority of the outstanding common stock entitled to vote. Each proposal to amend the Restated Articles of Incorporation and the proposal to amend the 2005 Omnibus Stock Incentive Plan requires that the number of votes cast in favor of such proposal exceeds the number of votes cast against such proposal.
How Abstentions and Broker Non-Votes Are Treated
          Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. For the approval of the Reincorporation, abstentions have the practical effect of a vote against the proposal. For approval of each of the amendments to the Company’s Restated Articles of Incorporation and the amendment to the 2005 Omnibus Stock Incentive Plan, abstentions will not be counted as votes cast for or against such proposals.
          Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. For the election of directors, broker non-votes have no effect on the outcome of the election. For the approval of the Reincorporation, broker non-votes have the practical effect of a vote against such proposal. For approval of each of the amendments to the Company’s Restated Articles of Incorporation and the amendment to the Company’s 2005 Omnibus Stock Incentive Plan, broker non-votes will not be counted as votes cast for or against such proposals. Whether brokers have discretion to vote on other proposals and, if they do not, the effects of broker non-votes on such other proposals will depend on the nature of such other proposals.
How to Revoke
          Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A shareholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.
VOTING SECURITIES
          The Company’s outstanding voting securities consist of common stock. The record date for determining holders of common stock entitled to vote at the Annual Meeting is April 10, 2009. On that date, there were 21,485,619 shares of common stock outstanding, each entitled to one vote per share. The common stock does not have cumulative voting rights.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
          This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included or incorporated by reference in this proxy statement, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs and plans and objective of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation there on or similar terminology or expressions.
          These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: a decline in ATM transaction volume or fees, changes in technology standards, regulatory changes, increases in interest rates, the inability to obtain cash for our ATMs, and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission.
          All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations, or otherwise.
PRINCIPAL SHAREHOLDERS
          The following table sets forth, as of April 10, 2009, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.
          The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act, and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 10, 2009 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 21,485,619 shares of common stock outstanding on April 10, 2009. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below.

		Percent
Beneficial Owner	Number	of Class
Lampe, Conway & Co., LLC(1)	15,124,903	42.9%
680 Fifth Avenue, 12th Floor New York, NY 10019

Douglas B. Falcone	3,002,000	14.0%
1101 Kings Highway, N, Suite G100 Cherry Hill, NJ 08034

638 Capital Management LLC(2)	2,180,541	10.1%
595 Madison Avenue, 17th Floor New York, NY 10022

GSO Funds(3)	2,431,212	9.9%
280 Park Avenue New York, NY 10017

Cadence Special Holdings II, LLC(4)	2,064,538	9.1%
800 Third Avenue, 10th Floor New York, NY 10022

Richard B. Stern(5)	900,000	4.2%
1101 Kings Highway, N, Suite G100 Cherry Hill, NJ 08034

Michael J. Dolan(6)	305,000	1.4%
1101 Kings Highway, N, Suite G100 Cherry Hill, NJ 08034

		Percent
Beneficial Owner	Number	of Class
Kenneth Paull(7)	262,400	1.2%
1101 Kings Highway, N, Suite G100 Cherry Hill, NJ 08034

Ethan S. Buyon (8)	101,000	*
16 Vermont Avenue White Plains, NY 10606

Thomas S. McNamara (9)	100,000	*
1101 Kings Highway, N, Suite G100 Cherry Hill, NJ 08034

Michael E. Venezia	—	—
1101 Kings Highway, N, Suite G100 Cherry Hill, NJ 08034

Directors and executive officers as a group (7 persons)	4,670,400	21.5%

*	Represents less than 1 percent.

(1)
This information is based upon a Schedule 13D/A dated and filed with the SEC on September 22, 2008, reporting that Lampe, Conway & Co., LLC (the “Agent”), the investment manager of LC Capital Master Fund, Ltd., the Lender, Steven G. Lampe, a managing member of the Agent, and Richard F. Conway, a managing member of the Agent, have shared voting dispositive power with respect to 15,124,903 shares of common stock. Includes 13,750,000 shares issuable upon exercise of warrants.

(2)
This information is based upon a Schedule 13G/A dated and filed with the SEC on January 16, 2009 reporting that 683 Capital Management LLC has sole voting and dispositive power with respect to the 2,180,541 shares of common stock. Ari Zweiman is identified as the managing partner and controlling person of 683 Capital Management LLC and Capital GP LLC. As such each of 683 Capital Management LLC, 683 Capital GP, LLC and Ari Zweiman may be deemed the beneficial owner of the shares of common stock owned by 683 Capital Management LLC.

(3)
This information is based upon a Schedule 13G/A dated March 3, 2008, and filed with the SEC on March 11, 2008. Each of GSO Credit Opportunities Fund (Helios), L.P., GSO Special Situations Overseas Benefit Plan Fund Ltd., GSO Special Situations Overseas Fund, Ltd., and GSO Domestic Capital Funding LLC, which are collectively referred to as the GSO Funds, holds warrants, which are collectively exercisable for an aggregate of 3,072,074 shares of common stock. GSO Special Situations Fund LP owns 100% of the equity in GSO Domestic Capital Funding LLC (“GSO LLC”). GSO Capital Partners LP is the investment manager to each of the GSO Funds and GSO Special Situations Fund LP and is therefore vested with investment discretion with respect to the warrants and the shares of common stock issuable upon exercise of the warrants. GSO LLC is the general partner of GSO Capital Partners LP and, in that capacity, directs its operations. Bennett J. Goodman, J. Albert Smith III and Douglas I. Ostrover are the managing members of GSO LLC and, in that capacity, direct its operations. As such, each of the GSO Funds, Special Situations Fund LP, GSO Capital Partners LP, GSO LLC, Mr. Goodman, Mr. Smith and Mr. Ostrover may be deemed a beneficial owner of the warrants and the shares of common stock issuable upon exercise of the warrants held by the GSO Funds. The number of shares reflected is equal to 9.99% of our issued and outstanding shares of common stock, as each of the warrants prohibits the holder from exercising such warrant for any number of shares that, upon giving effect to such exercise, would cause the aggregate number of shares of common stock owned by the reporting persons to exceed 9.99% of the Company’s outstanding shares of common stock following such exercise. The total number of shares for which the warrants are exercisable, absent the foregoing limitation, is 3,072,074.

(4)	Includes 1,250,000 shares issuable upon exercise of warrants.

(5)
Includes 300,000 shares of restricted common stock that Mr. Stern received on April 18, 2008. The award vests over a three year period in equal annual installments beginning on April 18, 2009. Also includes 50,000 shares issuable upon exercise of outstanding options.

(6)
Includes 150,000 shares of restricted common stock that Mr. Dolan received on April 18, 2008. The shares vest over a three year period in equal annual installments beginning on April 18, 2009. Also includes 125,000 shares of restricted common stock that Mr. Dolan received on November 19, 2008. The shares vest over a three year period in equal annual installments beginning on November 19, 2009. Also includes 30,000 shares issuable upon exercise of outstanding options.

(7)
Includes 50,000 shares of restricted common stock that Mr. Paull received on November 19, 2008, which will vest in full on April 18, 2009. Also includes 50,000 shares issuable upon exercise of outstanding options.

(8)
Includes 50,000 shares of restricted common stock that Mr. Buyon received on November 19, 2008, which will vest in full on April 18, 2009. Also includes 50,000 shares issuable upon exercise of outstanding options.

(9)
Includes 50,000 shares of restricted common stock that Mr. McNamara received on November 19, 2008, which will vest in full on April 18, 2009. Also includes 50,000 shares issuable upon exercise of outstanding options.

Change in Control
          On April 18, 2008, we borrowed $11.0 million pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) with LC Capital Master Fund, Ltd. as lender (“LC Capital”) and Lampe, Conway & Co., LLC as administrative and collateral agent (“Lampe Conway”). In connection with the financing we granted warrants to LC Capital to purchase up to 12,500,000 shares of the Company’s common stock. We previously granted LC Capital warrants to purchase 2,500,000 shares of the Company’s common stock pursuant to a Securities Purchase Agreement, entered into on February 8, 2008 with LC Capital and Lampe Conway pursuant to which we borrowed $1 million (the “Original Securities Purchase Agreement”). The warrants are currently exercisable. In connection with the financing transactions, LC Capital appointed three directors to the Company’s Board of Directors.
          At the time of both the Original Securities Purchase Agreement and the Securities Purchase Agreement, Lampe Conway, LC Capital and Richard F. Conway were deemed to be beneficial owners of at least five percent of our outstanding common stock.
PROPOSAL 1
ELECTION OF DIRECTORS
          Our Board of Directors is divided into three classes serving staggered three-year terms. The term of office of Mr. Stern expires in 2009. In September 2008, Mr. Michael E. Venezia was appointed to the Board of Directors to fill a vacancy on the Board. Under Oregon law, Mr. Venezia must also stand for election as a director at the annual meeting next following his appointment. Accordingly, his term expires at this Annual Meeting. The terms of office of Messrs. Buyon and Paull expire in 2010. The terms of office of Messrs. Falcone and McNamara expire in 2011.
          On April 14, 2008, in connection with the acquisition and purchase of LJR Consulting Corp. d/b/a Access to Money, Alan D. Schreiber, Nancy L. Alperin, Tony C. Banks, Harmon S. Spolan and John S. White resigned from the Board of Directors of the Company, effective as of April 18, 2008. None of the departures were related to any disagreement with the Company or with the Company’s operations, policies or practices.
          Messrs. Stern and Venezia have been nominated for a three-year term to serve until the 2012 annual meeting of shareholders and until their successors are elected and have qualified. Descriptions of the two nominees for election follow. For a description of the background of continuing directors, see “Background Information About Continuing Directors.”
          It is the intention of the persons named in the accompanying form of proxy to vote for the two nominees, unless other instructions are given. Proxies cannot be voted for more than two nominees. If any nominee is unable to stand for election for any reason, proxies will be voted for the election of a substitute proposed by the Board of Directors. The Board of Directors knows of no reason why any nominee might be unable or refuse to accept nomination or election.
The Board of Directors recommends a vote FOR Messrs. Stern and Venezia.

		Director
Director Nominees	Age	Since
Richard B. Stern, President and Chief Executive Officer. Mr. Stern has served as director since May 21, 2007, and has been the Company’s President and Chief Executive Officer since June 15, 2007. Mr. Stern served as the Company’s Chief Operating Officer from November 2006 to June 2007, and as the Company’s Executive Vice President of Corporate Operations from October 2006 to November 2006. From May 2002 to September 2005, Mr. Stern served as Vice President/General Manager of Building Solutions for SpectraSite Communications, a leading owner and operator of communications sites for the wireless and broadcast industries, which was acquired by American Tower Corporation in August 2005. From January 2000 to May 2002, Mr. Stern served as Vice President of Real Estate, Building Division, with SpectraSite Communications.
	48	2007

Michael E. Venezia was appointed to the Board of Directors in September 2008. Since June 2005, Mr. Venezia has been a Credit Analyst for Lampe, Conway & Co., Ltd., an investment management company. From August 2004 to June 2005, Mr. Venezia served as a Vice President in the High Yield Group of Weiss, Peck & Greer, an investment management company. Prior to joining Weiss, Peck & Greer, Mr. Venezia held the position of Vice President at Citigroup. From September 1999 to August 2004, he was employee of Citigroup. Mr. Venezia serves on the board as a designee of LC Capital.	33	2008

		Director
Background Information About Continuing Directors	Age	Since
Ethan S. Buyon was appointed to the Board of Directors in February 2008. Mr. Buyon has been a Managing Director at Claro Group LLC, an economic consulting company, since February 2009. He was the interim Chief Operating Officer for Citi Residential Lending, Inc., a mortgage banking institution, from September 2007 to February 2008, and a Managing Director at Citi Markets and Banking from February 2008 to February 2009. Mr. Buyon served as a Managing Director of CRP Partners (and its predecessor firm, The Recovery Group), a turnaround and restructuring advisory company, from October 2003 to February 2008. From May 2002 to October 2003, Mr. Buyon served as a Managing Director of Crossroads, LLC, a national restructuring and financial advisory firm. Mr. Buyon serves on the board as a designee of LC Capital.
	54	2008

		Director
Background Information About Continuing Directors	Age	Since

Douglas B. Falcone, Chief Operating Officer and Executive Vice President. Mr. Falcone was appointed to the Board of Directors in April 2008 and has served as the Company’s Chief Operating Officer and Executive Vice President since April 2008. From October 1998 to April 2008, Mr. Falcone served as President, Vice President, Secretary and Treasurer of LJR Consulting Corp. d/b/a Access to Money, an ATM company acquired by the Company in April 2008.	49	2008

Thomas S. McNamara was appointed to the Board of Directors in April 2008. Mr. McNamara is an attorney and has been President of the law firm of Indik & McNamara, P.C. since March 2000, a firm he founded. From October 2007 to present, Mr. McNamara has served as President and Chairman of the Board of Directors of Innovative Clinical Solutions, Ltd., a company engaged in implementing plans of liquidation. Mr. McNamara serves on the Board as a designee of LC Capital.	50	2008

Kenneth Paull was appointed to the Board of Directors in April 2008. Mr. Paull has been the Executive Vice President of Bluewave Computing, an information technology outsourcing business, from February 2007 to present. Before joining Bluewave Computing, Mr. Paull served as Senior Vice President-National Account and ATM Divisions at RBS Lynk (formerly Lynk Systems), an electronic payment processor, from January 2001 to January 2006.	49	2008

Non-Director Executive Officer	Age
Michael J. Dolan, Chief Financial Officer. Mr. Dolan was appointed the Company’s Chief Financial Officer on August 1, 2007. Mr. Dolan previously served as Senior Vice President and General Manager of Direct Group, a privately held direct mail and fulfillment services company, from September 2005 to October 2006. Prior to that, Mr. Dolan served as Chief Financial Officer of Direct Group from September 1999 to August 2005. He previously served as Finance Leader with Acxiom Corporation, a multinational database, customer relationship and data content management company, from April 1993 to August 1999. From September 1989 to March 1993, Mr. Dolan served as Corporate Accounting Manager of Acxiom Corporation. From August 1988 to August 1989, Mr. Dolan served as Division Controller of Acxiom Corporation.
45
CORPORATE GOVERNANCE
Information Concerning the Board of Directors and Certain Committees
          The Board of Directors currently consists of six directors, four of whom the Board of Directors has determined are independent within the meaning of Rules 5000(a)(19) and 5605(a)(2) of the rules of the Nasdaq Stock Market, upon which the Company was listed until April 24, 2008. The independent directors are Messrs. Buyon, McNamara, Paull and Venezia. The Board of Directors held seven formal meetings during 2008. Each of the directors attended at least 75% of all meetings of the Board of Directors and committees on which they served during 2008. The Board of Directors does not have a formal policy governing director attendance at its annual meeting of shareholders; nonetheless the Company believes that all of its directors will attend the Annual Meeting. All of the directors attended the 2008 annual meeting either in person or telephonically.
          The standing committees of the Board of Directors are the Audit Committee, Compensation Committee, Executive Committee and Investment Committee. The Board of Directors as a group fulfills the nominating committee functions.

Audit Committee
          The Audit Committee reviews the scope and effectiveness of audits by the independent accountants, matters relating to the integrity of the Company’s finances and financial statements, the adequacy of the Company’s internal controls and related party transactions. The committee is also responsible for engaging the Company’s independent registered public accounting firm. The Audit Committee held four formal meetings during 2008. The 2008 members of the Audit Committee were Mr. Buyon (Chairman), Mr. McNamara and Mr. Paull. The Board of Directors has determined that each member of the Audit Committee meets the independence standards set forth in Rule 10A-3 promulgated under the Exchange Act and the independence standards set forth in the Nasdaq listing standards. The Board of Directors has determined that Mr. Buyon qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Exchange Act.
          The Audit Committee operates under a written charter adopted by the Board, which charter was amended and restated in January 2008 and is reviewed annually. The charter is available on our website at www.accesstomoney.com. Under the charter, the Audit Committee is required to pre-approve the audit and non-audit services to be performed by the Company’s independent registered public accounting firm.
Code of Ethics
          Under the auspices of the Audit Committee, the Board of Directors has adopted a Code of Ethics that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on the Company’s website at www.accesstomoney.com. We do not anticipate making amendments to or waivers from the provisions of our Code of Ethics. If we make any amendments to our Code of Ethics, or if our Board of Directors grants any waiver from a provision thereof for our principal executive officer, our principal financial officer, our principal accounting officer, or controller, we will disclose the nature of such amendment or waiver, the name of the person(s) to whom the waiver was granted and the date of the amendment or waiver on our internet website.
Compensation Committee
          The Compensation Committee establishes and monitors executive officer compensation and administers the Company’s 2005 Omnibus Stock Incentive Plan. The Compensation Committee held four formal meetings during 2008. The current members of the Compensation Committee are Mr. McNamara (Chairman), Mr. Buyon and Mr. Venezia, each of whom meets the independence standards set forth in Rule 10A-3 promulgated under the Exchange Act. The Compensation Committee does not have a written charter.
          The Compensation Committee also has direct responsibility for approving the compensation of the Chief Executive Officer, other executive officers and the non-management directors of the Company. The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Exchange Act.
          Our Chief Executive Officer sets the compensation of anyone whose compensation is not set by the Compensation Committee and reports to the Compensation Committee regarding the basis for any such compensation if requested by it.
          The Compensation Committee may retain compensation consultants, outside counsel and other advisors as the Compensation Committee deems appropriate to assist it in discharging its duties. The Compensation Committee has not currently retained any outside advisor.
Investment Committee
          The Investment Committee evaluates and makes recommendations to the Board of Directors concerning potential merger and acquisition activities, significant capital investments and financial structuring. The committee held no formal meetings during 2008. The current members are Mr. Stern (Chairman), Mr. Buyon and Mr. Falcone.

Executive Committee
          The Executive Committee exercises all authority of the Board of Directors between meetings of the Board of Directors. The committee held no formal meetings during 2008. The members of the committee are Messrs. Stern and Falcone, each of whom will continue through 2009 upon Mr. Stern’s reelection to the Board.
Nominating Committee
          As of January 1, 2004, the full Board of Directors assumed the functions of a nominating committee. The Board of Directors believes that such action was appropriate because it believes that, in doing so, it gains access to the expertise and insight of its management and non-independent directors on the operations of the Company as they relate to an evaluation of a director candidate. The final determination to nominate a candidate is made by the Company’s independent directors, acting separately, subject, however, to the rights of Lampe Conway to nominate three directors. The Board has not adopted a formal charter regarding the nominations process; but has adopted resolutions formalizing the nominations process.
          In addition to shareholders’ general nominating rights provided in the Company’s Bylaws, shareholders may recommend director candidates for consideration by the Board. The Board will consider director candidates recommended by shareholders if the recommendations are sent to the Board in accordance with the procedures for other shareholder proposals described below in this proxy statement under the heading “Shareholder Proposals.” All director nominations submitted by shareholders to the Board for its consideration must include all of the required information set forth in our Bylaws, as summarized under the heading “Shareholder Proposals,” and the following additional information:
•	any information relevant to a determination of whether the nominee meets the criteria described below under the subheading “Director Qualifications”;

•	any information regarding the nominee relevant to a determination of whether the nominee would be considered independent under SEC rules or, alternatively, a statement that the nominee would not be considered independent;

•	a statement, signed by the nominee, verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation and consenting to serve as a director if so elected; and

•	if the recommending shareholder, or group of shareholders, has beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership.
          Director Qualifications. In selecting nominees for director, without regard to the source of the recommendation, the Board believes that each director nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Board should have the highest professional and personal ethics, consistent with the values and standards of the Company. At a minimum, a nominee must possess integrity, skill, leadership ability, financial sophistication, and capacity to help guide the Company. Nominees should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experiences. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all director duties. In addition, the Board considers all applicable statutory and regulatory requirements and the requirements of any exchange upon which the Company’s common stock is listed or to which it may apply in the foreseeable future. Although, Messrs. Buyon, McNamara and Venezia, the directors nominated by Lampe Conway, are not subject to Board evaluation, the Board nevertheless believes that they each possess the qualities referred to in this paragraph.
     Evaluation of Director Nominees. The Board will typically employ a variety of methods for identifying and evaluating nominees for director, apart from persons nominated by Lampe Conway under its nomination right. The Board regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates for director. Candidates may come to the attention of the Board through current directors, shareholders, or other companies or persons. The Board does not evaluate director candidates recommended by shareholders differently than director candidates recommended from other sources. Director candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience, and capability on the Board. In connection with this evaluation, the Board will make a determination whether to interview a prospective nominee based upon the Board’s level of interest. If warranted, one or more members of the Board, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and any appropriate interviews, the Board will recommend the director nominees after consideration of all its directors’ input. The director nominees are then selected by a majority of the independent directors on the Board, meeting in executive session and considering the Board’s recommendations.
     LC Capital, a principal shareholder of the Company, currently has the right to nominate three (3) persons to serve on our board of directors. The appointment of Ethan S. Buyon as director on February 22, 2008 was pursuant to a covenant in a securities purchase agreement requiring us to appoint a director selected by LC Capital. The appointment of Thomas S. McNamara as a director on April 23, 2008 was in connection with the financing under the securities purchase agreement of LC Capital. The appointment of Mr. Falcone on April 18, 2008 and Mr. Paull on April 23, 2008, as directors was in connection with the acquisition of Access to Money. The appointment of Michael E. Venezia on September 12, 2008, was in connection with the financing under the securities purchase agreement of LC Capital.
Certain Relationships and Transactions with Related Persons
     In 2008, the law firm of Ledgewood, P.C., provided legal services to the Company. Mr. Jeffrey F. Brotman, the Chairman of the Board of the Company from September 18, 2006 until September 9, 2008, and the Company’s President and Chief Executive Officer, was the President and Managing Partner of the law firm from 1992 to March 2006. He remained of counsel at Ledgewood until June 2007. Fees paid to such firm were $419,873 in 2008 and $361,823 in 2007.
     On April 18, 2008, we borrowed $11.0 million pursuant to the Securities Purchase Agreement with LC Capital and Lampe Conway. In connection with the Securities Purchase Agreement, we issued warrants to LC Capital to purchase in the aggregate 12,500,000 shares (the “April Warrant Shares”) of the Company’s common stock at an exercise price initially equal to $0.28 per April Warrant Share, subject to adjustment. The promissory notes issued in connection with the $11.0 million loan (the “April Notes”) bear interest at an annual rate equal to 13.00% per annum and mature on April 18, 2011. During the year ended December 31, 2008, we (i) paid approximately $734,861 in interest, and (ii) repaid none of the outstanding principal under the April Notes. As of April 16, 2009, we owe approximately $11.7 million under the April Notes.
     On February 8, 2008, we borrowed $1 million pursuant to the Original Securities Purchase Agreement with LC Capital and Lampe Conway. In connection with the Original Securities Purchase Agreement, we issued warrants to LC Capital to purchase in the aggregate 2,500,000 shares (the “February Warrant Shares”) of the Company’s common stock at an exercise price initially equal to $0.40 per February Warrant Share, subject to adjustment. The promissory notes issued in connection with the $1.0 million loan (the “February Notes”) bear interest at an annual rate equal to adjusted LIBOR (as defined in the Original Securities Purchase Agreement) plus (i) for each interest period where the Company pays interest in cash, 5.00% per annum and (ii) for each interest period where the Company does not pay interest in cash, 15.00% per annum. We repaid all outstanding amounts due under the February Notes in 2008.
     At the time of both the Original Securities Purchase Agreement and the Securities Purchase Agreement, Lampe Conway, LC Capital and Richard F. Conway were deemed to be beneficial owners of at least five percent of our outstanding common stock.
DIRECTOR AND EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth the compensation paid or accrued by the Company during the years ended December 31, 2007 and 2008 to the principal executive officer and each of the Company’s two most highly compensated executive officers other than the principal executive officer, whose compensation exceeded $100,000 (the “Named Executive Officers”).

Name and				Stock Awards	Option Awards	All Other Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	($)(2)	($)(3)		Total ($)
Richard B. Stern	2008	$375,000	$179,167	$76,230	—	$762,798	(4)	$1,393,195
President and Chief Executive Officer	2007	$376,947	$170,000	$141,448	$41,979	$2,226		$732,600

Douglas F. Falcone(5) Chief Operating Officer	2008	$209,230	—	—	—	$642	(6)	$209,873

Michael J. Dolan(7)	2008	$200,004	$88,750	$9,837	—	$23,847	(8)	$322,438
Chief Financial Officer	2007	$81,797	—	—	$5,775	$2,802		$90,374

(1)
Represents the dollar amount of restricted stock awards recognized or “expensed” for each of the Named Executive Officers as compensation costs for financial statement reporting purposes (excluding forfeiture assumptions)in accordance with Statement of Financial Accounting Standards No. 123R (revised 2004), “Share-Based Payment”, or FAS 123R, for fiscal 2008. See Note 9 to the Company’s financial statements in its Annual Report on Form 10-K for the year ended December 31, 2008, for the assumptions made in connection with these calculations. The Company recognizes compensation expense for grants of restricted stock over the requisite service period on a straight-line basis.

(2)
The Company estimates the value of each option award on the date of grant using the Black-Scholes model (excluding forfeiture assumptions) and the assumptions summarized in Note 8 to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The Company recognizes compensation expense for stock option awards on a straight-line basis over the requisite service period for each separately vesting portion of each award in accordance with FAS No. 123R.

(3)	Unless otherwise indicated, consists of 401(k) contribution match by the Company, life insurance premiums, and COBRA health insurance premiums paid by or on behalf of the Named Executive Officer.

(4)
Includes (i) reimbursement of income taxes in the amount of $52,266.63 due as a result of the accelerated vesting of Mr. Stern’s restricted stock award and paid in 2009, (ii) $1,009 life insurance premiums paid on behalf of Mr. Stern, and (iii) $7,750 401(k) contribution match by the Company. Also includes the value of restricted stock awards recognized or “expensed” as a result of the accelerated vesting of the awards in connection with the Lampe Conway financing transaction, which constituted a “change of control” under the 2005 Omnibus Stock Incentive Plan.

(5)	Mr. Falcone was appointed Executive Vice President and Chief Operating Officer on April 18, 2008.

(6)	Includes $642 life insurance premiums paid by or on behalf of Mr. Falcone.

(7)	Mr. Dolan was appointed Chief Financial Officer on August 1, 2007.

(8)
Includes $1,009 life insurance premiums paid by or on behalf of Mr. Dolan, and $2,000 401(k) contribution match by the Company. Also includes the value of stock option awards recognized or “expensed” as a result of the accelerated vesting of the awards in connection with the Lampe Conway financing transaction, which constituted a “change of control” under the 2005 Omnibus Stock Incentive Plan.

Narrative Disclosure to Summary Compensation Table
     Below is a description of the employment agreements with, and the options and restricted stock awards issued to, the Named Executive Officers.
Employment Contracts of Named Executive Officers
     On May 21, 2007, Mr. Stern entered into an employment agreement to serve as President and Chief Executive Officer that replaced his previous agreement entered into in October 2006 to serve as Executive Vice President of Corporate Operations. Mr. Stern’s agreement was amended effective December 1, 2008, to comply with Section 409A of the Internal Revenue Code. The agreement provides for an annual base salary of $375,000, subject to annual adjustment by the Compensation Committee. Mr. Stern is also eligible to receive an annual bonus based upon reasonably specific criteria to be developed by the Compensation Committee. The target annual bonus amount is 50% of Mr. Stern’s base salary, although on the first two anniversaries of the date Mr. Stern initially commenced his employment with the Company, he is entitled to an annual bonus of not less than $100,000. Under the terms of the employment agreement, Mr. Stern was granted 500,000 shares of restricted stock effective June 15, 2007. The award was originally scheduled to vest 25% on each anniversary date of the stock award. The restricted stock and stock options awarded under his previous agreement were scheduled to vest on the schedule provided under his previous agreement which allowed for vesting over three years. Pursuant to a “change of control” provision set forth in the 2005 Omnibus Stock Incentive Plan (the “Omnibus Plan”), upon completion of the $11.0 million financing with Lampe Conway, all of Mr. Stern’s unvested restricted stock and options became vested on April 18, 2008. See Note 4 to the Summary Compensation Table. Mr. Stern is also entitled to termination payments under specified circumstances. Mr. Stern’s employment term ends upon termination of his employment agreement due to his death, disability, termination for cause, or termination without cause. For a discussion of the termination provisions of Mr. Stern’s agreement, see “Director and Executive Compensation - Post-Employment Compensation — Other Post-Employment Payouts.”
     On August 1, 2007, Mr. Dolan entered into an employment agreement to serve as the Company’s Chief Financial Officer for a term of one year with automatic one year renewal periods unless either party gives notice of non-renewal. Mr. Dolan’s agreement was amended effective December 1, 2008 to comply with Section 409A of the Internal Revenue Code. The agreement provides for an annual base salary of $200,000, subject to annual adjustment by the Compensation Committee. Mr. Dolan is also eligible to receive an annual bonus, targeted at 35% of his base salary, although upon completion of his first year of employment, he was entitled to a guaranteed bonus of $70,000 so long as he is actively employed by the Company at that time. Under the terms of the employment agreement, Mr. Dolan was granted options to purchase 30,000 shares of the Company’s common stock, which originally were to vest 25% per year over a four year period. Pursuant to a “change of control” provision set forth in the Omnibus Plan, upon completion of the $11.0 million financing with Lampe Conway, all of Mr. Dolan’s options became fully vested on April 18, 2008. See Note 8 to the Summary Compensation Table. For a discussion of the termination provisions of Mr. Dolan’s agreement, see “Director and Executive Compensation — Post-Employment Compensation — Other Post-Employment Payouts.”
     On April 18, 2008, Mr. Falcone entered into an employment agreement to serve as Executive Vice President and Chief Operating Officer of the Company for a term of two years from the effective date, with automatic one year renewal periods unless either party gives notice of termination at least thirty (30) days prior to the end of any term. Mr. Falcone’s agreement was amended effective December 1, 2008, to comply with Section 409A of the Internal Revenue Code. The agreement provides for an annual base salary of $300,000, subject to annual adjustment by the Compensation Committee. Mr. Falcone is also eligible to receive a bonus of $150,000 on the first two anniversaries of the date he initially commenced his employment with the Company, and for each year thereafter the bonus shall be awarded in the discretion of the Compensation Committee based upon such reasonably specific criteria, including performance criteria, as are determined by the Board of Directors and the Chief Executive Officer of the Company. Mr. Falcone is also entitled to termination payments under specified circumstances. Mr. Falcone’s employment term ends upon termination of his employment agreement due to his death, disability, termination for cause or termination without cause. For a discussion of the termination provisions of Mr. Falcone’s agreement, see “Director and Executive Compensation — Post-Employment Compensation — Other Post-Employment Payouts.”
Options and Restricted Stock Awards
     Mr. Stern was appointed President and Chief Executive Officer effective June 15, 2007. On June 15, 2007, we granted to Mr. Stern a restricted stock award consisting of 500,000 shares of common stock. The award originally was scheduled to vest in four equal annual installments beginning June 15, 2008, so that the award would have become fully vested on June 15, 2011. On April 18, 2008, we completed an $11.0 million financing through Lampe Conway and, in connection therewith, issued warrants to LC Capital. Because the warrants were immediately exercisable, the issuance constituted a “change of control” within the meaning of the Omnibus Plan and all of Mr. Stern’s unvested restricted stock became fully vested. On April 18, 2008, we granted to Mr. Stern a restricted stock award consisting of 300,000 shares of common stock. The award vests in three equal annual installments beginning on April 18, 2009 and will be fully vested on April 18, 2011.
     Mr. Dolan was appointed Chief Financial Officer on August 1, 2007. On August 1, 2007, we granted to Mr. Dolan an option to purchase 30,000 shares of our common stock. The award originally was scheduled to vest in four equal annual installments beginning August 1, 2008, so that the award would be fully vested on August 1, 2011. On April 18, 2008, we completed an $11.0 million financing through Lampe Conway and, in connection therewith, issued warrants to LC Capital. Because the warrants were immediately exercisable, the issuance constituted a “change of control” within the meaning of the Omnibus Plan, and all of Mr. Dolan’s unvested stock options became fully vested. On April 18, 2008, we granted to Mr. Dolan a restricted stock award consisting of 150,000 shares of our common stock. The award vests in three equal annual installments beginning on April 18, 2009 and will be fully vested on April 18, 2011. On November 19, 2008, we granted to Mr. Stern a restricted stock award consisting of 125,000 shares of common stock. The award vests in three equal annual installments beginning on April 18, 2009 and will be fully vested on April 18, 2011.

Post-Employment Compensation
     Our Named Executive Officers have provisions in their employment contracts that provide for payments in connection with termination.
     Mr. Stern’s employment agreement provides that if the Company terminates him without cause, or at any time within three months before or 12 months after the occurrence of a change of control, except for cause, (i) all of his stock options and restricted stock will vest upon the date of his termination, (ii) the Company will pay him all amounts of accrued but unpaid base salary to the date of termination and a pro-rata amount of the targeted annual bonus for that year, (iii) the Company will pay him an amount equal to two years of base salary plus two years targeted annual bonus and (iv) the Company will provide health and dental insurance to him until the earlier of (a) two years from the date of his termination or (b) the commencement of his employment with another employer. If Mr. Stern terminates his employment other than by reason of a constructive dismissal, the Company must pay Mr. Stern all accrued but unpaid base salary to the date of termination and provide certain fringe benefits as well as any annual bonus that has been awarded but not yet paid. Additionally, Mr. Stern may terminate his employment if there is a constructive dismissal, and receive the same termination benefits as for a termination without cause. The Company may terminate Mr. Stern for cause with not less than ten days written notice. The Company will have no other compensation obligations other than (i) amounts of base compensation accrued through the date of termination and (ii) reimbursement of appropriately documented expenses incurred before the termination. In such event, Mr. Stern would be entitled to elect to continue participation in any health, dental, life, accident and disability insurance plans at Mr. Stern’s expense if the plans allow for continuation at no cost to us.
     “Cause” is defined in the employment agreement as (i) a breach or neglect of the material duties that he is required to perform or acting in a manner that is materially contrary to the Company’s best interests and such breach, neglect or actions are not cured within 30 days after receipt of notice, (ii) the reasonable belief of a majority of the Board of Directors that he has committed a crime of moral turpitude, (iii) use of alcohol in an inappropriate manner or any unlawful controlled substance while performing duties and such use materially interferes with the performance of his duties, (iv) commission of any act of criminal fraud, material dishonesty or misappropriation relating to or involving the Company, (v) material violation of a rule, regulation, policy, plan or express direction of the Board of Directors, or (vi) unauthorized disclosure of confidential information. “Change of Control” is defined in the employment agreement to have occurred upon the earliest to occur of the following events: (i) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of the Company’s subsidiaries taken as a whole, to any person or entity, (ii) the adoption of a plan relating to the Company’s liquidation or dissolution, (iii) the consummation of any transaction in which a person or entity becomes the beneficial owner of more than 35% of the Company’s voting stock, or (iv) the Company consolidates or merges with or into another entity or vice versa after which beneficial owners of voting stock representing in the aggregate a majority of the total voting power of the Company’s voting stock immediately prior to the transaction are not beneficial owners of voting stock representing a majority of the total voting power of the Company or surviving entity immediately following the transaction. “Constructive Dismissal” is defined in the employment agreement as (i) any requirement that Mr. Stern’s principal office be relocated to a location that is in excess of 50 miles from Philadelphia, Pennsylvania, without his prior written consent, (ii) any material reduction in his title or reporting relationship, responsibilities or authority, (iii) any material reduction in his base compensation, unless any such reduction is applied in connection with, and matches in duration and percentage, a reduction in total cash compensation of all of the executive officers, provided that in such event such reduction does not exceed 10% of his base compensation and target annual bonus for the immediately preceding year, (iv) following a change of control, any reduction in base compensation, without his prior written consent; or (v) any breach by the Company of its material obligations to Mr. Stern that are not cured within 30 days after written notice.
     Mr. Dolan’s employment agreement provides that if the Company terminates Mr. Dolan any time within three months before or 12 months after the occurrence of a change of control, except for cause, (i) all of his stock options will vest upon the date of his termination, (ii) if his employment is terminated within the first year of employment, the Company must pay him an amount equal to one year of base salary plus the guaranteed bonus, and (iii) if his employment is terminated after the first year of employment, the Company must pay him an amount equal to two years of base salary, provided that in each case, Mr. Dolan executes and does not revoke a separation agreement and general release. If the Company terminates Mr. Dolan without cause or if his employment is terminated within the first year of employment, the Company must pay him an amount equal to one year of base salary, and, if he is terminated thereafter, the Company must pay him an amount equal to two years of base salary and his stock options will vest upon such termination, provided that Mr. Dolan executes and does not revoke a separation agreement and general release. If Mr. Dolan terminates his employment under the employment agreement, the Company will pay Mr. Dolan all accrued but unpaid base salary, vested stock options and reimbursement of appropriately documented expenses incurred before the termination of his employment.
     A “change of control” is defined in the employment agreement as (a) the direct or indirect sale, lease, transfer, conveyance or other disposition of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole, (b) the adoption of a plan relating to the liquidation or dissolution of the Company, (c) the consummation of any transactions in which a person or entity becomes the beneficial owner of more than 35% of the Company’s voting stock, (d) the Company consolidates or merges with or into another entity or vice versa after which beneficial owners of voting stock representing in the aggregate a majority of the total voting power of the Company’s voting stock immediately prior to the transaction are not beneficial owners of voting stock representing a majority of the total voting power of the voting stock of the Company or surviving entity immediately following the transaction, or (e) the first day on which a majority of the members of the Company’s Board of Directors are not continuing directors. “Cause” is defined in the employment agreement the same way as it is defined in Mr. Stern’s employment agreement.
     Mr. Falcone’s employment agreement, as amended, may be terminated (a) by Mr. Falcone for any reason upon 30 days’ written notice to the Company, including notice of his intent not to renew the Agreement, (b) by Mr. Falcone for “good reason,”, (c) by the Company for any reason at any time with 30 days’ written notice to Mr. Falcone, including notice of its intent not to renew the employment agreement, or (d) upon Mr. Falcone’s death or disability. If Mr. Falcone is terminated, without cause or for good reason, the Company must pay Mr. Falcone an amount equal to two years base salary plus, a bonus and health insurance for twelve months after the termination date at the same coverage level as in effect immediately prior to the termination date, provided that in each case, Mr. Falcone executes and does not revoke a separation agreement and general release.

Estimated Termination Benefits

				Accelerated	Accelerated
		Lump Sum		Vesting of	Vesting of
		Severance		Stock	Option
		Payment	Benefits(1)	Awards	Awards
Name	Reason for Termination	($)	($)	($)(2)	($)
Richard B. Stern	Termination by Company without cause or other than upon change of control	1,159,926	—	33,000	—
	Termination by Company within three months before or twelve months after change of control (except for cause)	1,159,926	—	33,000	—
	Constructive dismissal	1,159,926	—	33,000	—
	Termination by Mr. Stern other than due to a constructive dismissal	—	—	—	—
	Termination by Company for cause	—	—	—	—

Douglas B. Falcone	Termination by Mr. Falcone for Good Reason	769,615	5,925	—	—
	Termination by Company (except for cause)	769,615	5,925	—	—

Michael J. Dolan	Termination by Company without cause within one year of employment	274,884	—	—	—
	Termination by Company without cause after one year of employment	410,023	—	30,250	—
	Termination by Company within three months before or twelve months after change of control (except for cause)	280,023	—	30,250	—
	Termination by Company for cause	—	—	—	—

(1)	Represents rates in effect as of March 1, 2009 for insurance benefits.

(2)	Represents the value of restricted stock award disclosed in the “Outstanding Equity Awards at Fiscal Year-End Table,” calculated by multiplying the number of shares accelerated by the closing price of the Company’s stock on December 31, 2008.
Outstanding Equity Awards at 2008 Fiscal Year-End

	Option Awards				Stock Awards
	Number	Number
	of	of			Number	Market
	Securities	Securities			of	Value of
	Underlying	Underlying			Shares	Shares or
	Unexercised	Unexercised			or Units	Units of
	Options	Options	Option	Option	of Stock That	Stock
	(#)	(#)	Exercise	Expiration	Have Not	That Have
Name	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Not Vested ($)(1)
Richard B. Stern	50,000	—	$2.19	10/4/2011	300,000	$33,000
Douglas B. Falcone	—	—	—	—	—	—
Michael J. Dolan	30,000	—	$0.98	8/1/2017	275,000	$30,250

(1)	Market value at December 31, 2008, based on closing market price of the Company’s common stock on December 31, 2008 of $0.11.
Director Compensation

	Fees Earned or			All
	Paid in Cash	Stock	Option	Other
	During 2008	Awards	Awards	Compensation		Total
Name(1)	($)(2)	($)(3)	($)(4)	($)		($)
Nancy L. Alperin	2,000	1,960	—	5,974	(5)	9,934
Tony C. Banks	2,000	1,120	—	—		3,120
Ethan S. Buyon	1,000	884	604	—		2,488
Jeffrey F. Brotman	54,167 (6)	—	—	803,833	(5)	858,000
Thomas S. McNamara	—	604	604	—		1,208
Kenneth Paull	—	604	604	—		1,208
Alan D. Schreiber.	1,000	1,960	—	5,974	(5)	8,934
Harmon S. Spolan	7,000	3,640	—	5,974	(5)	16,614
Michael E. Venezia	—	—	—	—		—
John S. White	2,000	1,120	—	—		3,120

(1)
Messrs. Stern and Falcone have been omitted from this table as they are management members of the Board of Directors and are not separately compensated for their service on the Board of Directors. Effective April 18, 2008, Ms. Alperin and Messrs. Schreiber, Banks, Spolan and White resigned from the Board of Directors.

(2)
Except for the arrangements described below, prior to April 18, 2008, unaffiliated members of the Board of Directors were paid $1,000 for each formal meeting of the Board of Directors or a committee they attended. Mr. Spolan was paid an additional fee of $5,000 for serving as Secretary of the Company. We anticipate that none of the directors will receive cash compensation for their services in 2009.

(3)
Represents the dollar amount of restricted stock awards recognized or “expensed” for each director as compensation costs for financial statement reporting purposes (excluding forfeiture assumptions) in accordance with Statement of Financial Accounting Standards No. 123R (revised 2004), “Share-Based Payment”, or FAS 123R, for fiscal 2008. See Note 9 to the Company’s financial statements in its Annual Report on Form 10-K for the year ended December 31, 2008, for the assumptions made in connection with these calculations. The Company recognizes compensation expense for grants of restricted stock over the requisite service period on a straight-line basis.

(4)
The Company estimates the value of each option award on the date of grant using the Black-Scholes model (excluding forfeiture assumptions) and the assumptions summarized in Note 9 to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The Company recognizes compensation expense for stock option awards on a straight-line basis over the requisite service period for each separately vesting portion of each award in accordance with FAS No. 123R.

(5)
Consists of the value of restricted stock awards recognized or “expensed” as a result of the accelerated vesting of the awards in connection with the Lampe Conway financing transaction, which constituted a “change of control” under the Omnibus Plan.

(6)
Mr. Brotman received $54,167 for his services as Chairman of the Board of Directors from January 1, 2008 through April 18, 2008, pursuant to a retainer agreement. He did not receive any further base compensation under the retainer agreement in 2008.

Narrative Disclosure to Director Compensation Table
     On May 31, 2007, Jeffrey Brotman and the Company entered into a retainer agreement with respect to his continuing service as Chairman of the Board of Directors. Under the retainer agreement, Mr. Brotman received annual base compensation of $225,000. The retainer agreement also provided that Mr. Brotman was eligible to receive an annual bonus each year in an amount determined by a majority of the Board of Directors or the Compensation Committee. Mr. Brotman was paid $54,167 for his services from January 1, 2008 through April 18,

2008. He waived receipt of any further base compensation under the retainer agreement for 2008. Mr. Brotman resigned as Chairman of the Board of the Company on September 9, 2008.
     On October 20, 2005, we granted to each of Ms. Alperin, Messrs. Schreiber and Spolan restricted stock awards consisting of 3,000 shares of common stock. The awards originally were scheduled to vest in three annual installments beginning on October 20, 2006, and the awards would have become fully vested on October 20, 2008. On April 18, 2008, we completed an $11.0 million financing through Lampe Conway and, in connection therewith, issued warrants to LC Capital. Because the warrants were immediately exercisable, the issuance constituted a “change of control” within the meaning of the Omnibus Plan. As a result, all of Ms. Alperin’s, Messrs. Schreiber’s and Spolan’s unvested restricted stock became fully vested.
     On May 15, 2006, we granted to Mr. Brotman a restricted stock award consisting of 200,000 shares of common stock. The award originally was scheduled to vest in four equal annual installments beginning on May 15, 2007, and the award would have become fully vested on May 15, 2010. On April 18, 2008, we completed an $11.0 million financing through Lampe Conway and, in connection therewith, issued warrants to LC Capital. Because the warrants were immediately exercisable, the issuance constituted a “change of control” within the meaning of the Omnibus Plan. As a result, all of Mr. Brotman’s unvested restricted stock became fully vested.
     On April 17, 2008, we granted to Ms. Alperin, Messrs. Banks, Buyon, Schreiber, Spolan and White restricted stock awards consisting of 7,000, 4,000, 1,000, 7,000, 13,000, and 4,000 shares of common stock, respectively. The shares vested in full immediately upon grant.
     On November 19, 2008, we granted to each of Messrs. Buyon, McNamara and Paull restricted stock awards consisting of 50,000 shares of common stock. The awards vest in full on April 18, 2009. On November 19, 2008, we granted to each of Messrs. Buyon, McNamara and Paull an option to purchase 50,000 shares of our common stock. The awards vest in full on April 18, 2009.
PROPOSAL 2
APPROVAL OF THE AMENDMENT TO THE 2005 OMNIBUS STOCK INCENTIVE PLAN
     The Company is seeking your approval of an amendment to the Company’s 2005 Omnibus Stock Incentive Plan (the “Omnibus Plan”). In March 2009, the Board of Directors adopted the amendment, subject to shareholders’ approval at the Annual Meeting. The proposed amendment will increase the number of shares that the Company may issue pursuant to awards under the Omnibus Plan by 1,000,000, which would be available for restricted stock awards or stock options. When this new authorization is combined with the shares that currently remain available for awards under the Omnibus Plan, the Company will have approximately 1,261,995 shares available for new awards, which may be used for restricted stock awards or stock options. As of April 10, 2009 (i) 1,435,000 shares of restricted common stock and options to purchase 247,500 shares of our common stock have been granted and were outstanding under the Omnibus Plan, and (ii) approximately 261,995 shares are available for future grant under the Omnibus Plan.
     In 2005, the Board of Directors adopted, and the Company’s shareholders subsequently approved, the Omnibus Plan, which initially included a reserve of (i) 600,000 shares, plus (ii) the number of shares that remained available for issuance under the Company’s incentive and nonqualified stock option plan established in 1986, the stock option plan established in 1996 and the nonqualified stock option plan established in 2001.
     In 2008, the Board of Directors adopted, and the Company’s shareholders subsequently approved, an increase to the number of shares available for issuance under the Company’s Omnibus Plan to 1,600,000 shares from 600,000 shares.
     The Board of Directors believes the proposed amendment is necessary to ensure that the number of shares remaining available for issuance under the Omnibus Plan is sufficient, in light of the Company’s current capitalization, to allow it to continue to attract and retain the services of key individuals essential to its long-term growth and financial success. The Company relies upon equity incentives in the form of stock awards to attract and retain key employees, and the Board believes that such equity incentives are necessary to remain competitive in the marketplace for executive talent and other key employees.
Vote Required
     Approval of the amendment requires the affirmative vote of the holders of a majority of the votes cast by the holders of our common stock at the Annual Meeting.
     The Board of Directors recommends that you vote FOR the amendment to the Omnibus Plan to increase the number of shares of common stock authorized for issuance under the Omnibus Plan by 1,000,000 shares.
Principal Features of the Omnibus Plan
     The material features of the Omnibus Plan are outlined below. This proposed amendment as set forth in Appendix B to this proxy statement does not affect any of these terms other than the number of shares available for future awards under the Omnibus Plan. The following summary is qualified in its entirety by reference to the complete text of the Omnibus Plan, which is set forth as Appendix A to this proxy statement. Shareholders are urged to read the actual text of the Omnibus Plan and the proposed amendment in their entirety.
     Administration. The Omnibus Plan is administered by the Board of Directors or one or more committees established by the Board (collectively, the “Committee”). If the Board intends for the Omnibus Plan to be exempt from limitations on deductibility under Internal Revenue Code Section 162(m) by reason of grants thereunder being “performance-based” compensation, the Board will establish a committee that consists exclusively of two or more members of the Board of Directors, each of whom qualifies as an “outside director” (for purposes of Section 162(m)), and who may also qualify as a “non-employee director” (as that term is used for purposes of Rule 16b-3) with respect to the Omnibus Plan. The committee(s) will have the sole and complete authority to interpret the Omnibus Plan and make all other determinations necessary for the Omnibus Plan’s administration.
     Eligibility. Employees and directors of the Company and its subsidiaries are eligible to receive awards under the Omnibus Plan, except that only employees are eligible to receive incentive stock options.
     Awards. Awards under the Omnibus Plan will consist of options to purchase shares, or awards of restricted shares, of common stock made from time to time to persons selected by the Committee and based on performance criteria established by the Committee (“Awards”). Options will be granted with exercise prices equal to the fair market value of the Company’s common stock at the time of grant. If an Award expires or terminates without being exercised in full, the unpurchased or unvested shares of common stock which were subject to such Award will be available for future grants of Awards under the Omnibus Plan. Options may be granted to one employee in any calendar year for no more than 50,000 shares of common stock. No incentive stock option may be granted to a Director of the Company. Stock options may be exercised either with cash or by cashless exercise.
     Voting Rights. Stock option Awards do not permit the grantee to vote the shares of common stock underlying the options until the underlying shares have been purchased. Holders of restricted stock that has been awarded, subject to any vesting, will have all of the rights of a shareholder, including the right to vote the shares and receive dividends and other distributions.
     Transferability. Awards are generally not transferable except by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant or his guardian or legal representative.
     Available Shares. The Omnibus Plan currently provides for the issuance of 1,600,000 shares of common stock as restricted shares or options. Of the original 600,000 shares authorized under the Omnibus Plan, up to 450,000 shares of restricted common stock and up to 150,000 options to purchase common stock may be issued. All additional shares authorized under the Omnibus Plan may be issued as either restricted common stock or options to purchase common stock, as determined by the Board of Directors or one or more committees established by the Board of Directors. If any subdivision or combination of shares of common stock or any stock dividend, capital reorganization or recapitalization occurs after the adoption of the Omnibus Plan, the number of shares of common stock that may be awarded under the Omnibus Plan will be proportionately adjusted.
     If Proposal No. 2 is approved, the number of shares available for issuance for future restricted stock awards or for the grant of stock options will be increased by 1,000,000.
     Term of the Omnibus Plan. The Plan is effective as of January 1, 2005 and will continue in effect, unless terminated earlier by the Board of Directors, until December 31, 2014.
New Omnibus Plan Benefits
     The selection of employees to receive awards under the Omnibus Plan is determined in the discretion of the Board of Directors or one or more committees established by the Board. Accordingly, the benefits under the Omnibus Plan that will be received by any individual or group are not determinable. On April 9, 2009, the closing price of the Company’s common stock on the OTCBB was $0.14 per share.
Federal Income Tax Consequences
     The federal income tax consequences arising with respect to awards granted under the Omnibus Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Omnibus Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to grantees in the Omnibus Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.
     From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares of common stock. Future appreciation on common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the common stock is sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.
     Exceptions to these general rules may arise under the following circumstances: (i) if shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (iii) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to one of its Named Executive Officers, if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1,000,000, and (iv) an award may be taxable to the recipient at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is before the delivery of the cash or shares in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied.
     An individual who has been granted restricted shares of common stock under the Omnibus Plan will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions relating to the stock constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the holder will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and, subject to the application of Section 162(m), the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the period that the forfeiture restrictions apply will also be treated as compensation income to the holder and deductible as such by the Company.

     However, the recipient of shares of restricted common stock may elect to be taxed at the time of grant of the shares based upon their fair market value of the shares on the date of the award. If the recipient makes this election, (a) the Company will be entitled to a deduction at the same time and in the same amount (subject to the limitations contained in Section 162(m)), and (b) there will be no further federal income tax consequences when the forfeiture restrictions lapse.
Securities Authorized for Issuance under Equity Compensation Plans
     The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2008.
Equity Compensation Plan Information

			Number of common shares
	Number of common		remaining available for
	shares to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding shares reflected
	warrants and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders:

1996 Restated Stock Incentive Plan (“1996 Plan”)
Restricted stock awards	585,000
Options	178,500	$4.11

Total 1996 Plan	763,500
Omnibus Stock Incentive Plan (“Omnibus Plan”):
Restricted stock awards	825,000
Options	180,000	$0.28

Total Omnibus Plan	1,005,000		160,995
Equity compensation plans not approved by security holders:

2001 Nonqualified Stock Option Plan (“2001 Plan”)
Options	15,000	$12.12

Total 2001 Plan	15,000

Total	1,783,500		160,995

     The Omnibus plan is a successor plan to the 1996 Plan and the 2001 Plan.
Plan Benefits
     Awards under the Omnibus Plan are determined by the Board of Directors or one or more committees established by the Board. The Company cannot determine the benefits or amounts that will be received or allocated in the future under the Omnibus Plan, as the compensation committee has not made any determination in this regard. As of April 10, 2009, no options or restricted stock awards have been granted or conditioned on the approval of the 1,000,000 share increase sought under this Proposal 2.

PROPOSAL 3
REINCORPORATION OF OUR COMPANY IN THE STATE OF DELAWARE
     At the Annual Meeting, our shareholders will be asked to vote upon the Reincorporation to change our state of incorporation from the State of Oregon to the State of Delaware. The Reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated April ___, 2009 (the “Merger Agreement”), by and between the Company and Access to Money. On April ___, 2009, the boards of directors of each of the companies unanimously approved the Merger Agreement. Our company, as the sole shareholder of Access to Money, adopted the Merger Agreement. The Merger Agreement is attached as Appendix C to this proxy statement.
No Change in Business, Physical Location, etc.
     The Reincorporation will effect a change in our legal domicile and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” The Reincorporation will not result in any change in the business or management of our company. Our directors, officers and employees will remain the same in connection with the Reincorporation and will assume identical positions with Access to Money and none of our subsidiaries will be changing their respective states or jurisdictions of incorporation. Upon the effective time of the Reincorporation, your shares of common stock will be converted into an equivalent number of shares of common stock of Access to Money and your shares of common stock will continue to trade on the OTCBB under a new ticker symbol. We will not know the ticker symbol until it is issued by the OTCBB.
Reasons for the Reincorporation
     Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs. We believe it will be beneficial to our Company and our shareholders to obtain the benefits of Delaware corporate law.
     In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. Corporate cases brought before the Chancery Court are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively.
     Delaware courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law interpreting Delaware corporate laws, with multiple cases concerning areas that no Oregon court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to our company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.
     Reincorporation from Oregon to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors, because many potential candidates may already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Reincorporation from Oregon to Delaware also may make it easier to attract financing as many investors are generally more familiar with Delaware corporate law, particularly provisions relating to rights of preferred shareholders.
Access to Money
     Access to Money, our wholly owned subsidiary, was incorporated under the DGCL on April [ ], 2009 under the name “Access to Money, Inc.” for the purpose of merging with our Company. The address and phone number of Access to Money’s principal office are the same as those of the Company. Prior to the Reincorporation, Access to Money will have no assets or liabilities and will not have carried on any business.

     Upon completion of the Reincorporation, the rights of the shareholders of Access to Money will be governed by the DGCL and the certificate of incorporation and the bylaws of Access to Money (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Appendix D and Appendix E, respectively.
The Merger Agreement
     The Merger Agreement provides that our Company will merge with and into Access to Money, with Access to Money being the surviving corporation. Pursuant to the Merger Agreement, Access to Money will assume all of our assets and liabilities. Our existing Board of Directors and officers will become the Board of Directors and officers of Access to Money for identical terms of office. Our existing subsidiaries will become the subsidiaries of Access to Money.
     At the effective time of the Merger Agreement, each outstanding share of our common stock, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of common stock, par value $0.001, of Access to Money (“Delaware Common Stock”). You will not have to exchange your existing stock certificates for stock certificates of Access to Money. However, after consummation of the Reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Access to Money’s transfer agent for cancellation, and obtain a new form of certificate for Delaware Common Stock.
     Pursuant to the Merger Agreement, Access to Money will assume all of our obligations under our 2005 Omnibus Stock Incentive Plan and any prior plans. Each option to purchase shares of common stock under our 2005 Omnibus Stock Incentive Plan (or any prior plans) will be converted into an option to purchase the same number of shares of Delaware Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation. Options and rights granted under our 2005 Omnibus Stock Incentive Plan in the future will be for shares of Delaware Common Stock. Likewise, all outstanding warrants will become exercisable for Delaware Common Stock.
Effective Time
     If approved by the requisite vote of the holders of our common stock, it is anticipated that the Merger Agreement will become effective on the date and at the time of filing of the Articles of Merger to be filed with the Secretary of State of Oregon in accordance with Section 494 of the Oregon Business Corporation Act (“OBCA”) and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with Section 252 of the DGCL, whichever later occurs. We intend to file the Oregon Articles of Merger and the Delaware Certificate of Merger as soon as practicable after approval of the Reincorporation proposal by our shareholders. However, the Merger Agreement may be terminated and abandoned by our Board of Directors at any time prior to the effective time, whether before or after the approval by holders of shares of our common stock, if (i) shareholders exercise dissenters’ rights and we become obligated to make a substantial payment to such dissenting shareholders as determined by our Board of Directors in its sole judgment and discretion, or (ii) our Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of our company and our shareholders.
Effect of not Obtaining the Required Vote for Approval
     If the Reincorporation proposal fails to obtain the requisite vote for approval, a sufficient number of holders of our common stock perfect dissenters’ rights, or our Board of Directors decides not to complete the merger, the Merger Agreement will not be consummated and we will continue to be incorporated in Oregon.
Comparison of Shareholder Rights Before and After the Reincorporation
     Because of differences (i) between the OBCA and the DGCL, and (ii) between the Article of Incorporation and Bylaws of the Company and the Certificate of Incorporation and By-laws of Access to Money, the Reincorporation will effect some changes in the rights of our shareholders. The board of directors believes that certain provisions of the Articles of Incorporation and Bylaws of the Company should be changed in order to take advantage of the flexibility offered by Delaware law.

     Summarized below are the most significant differences between the rights of our shareholders before and after the Reincorporation, as a result of the differences among the OBCA and the DGCL, and the charter and bylaws of each of the Company and Access to Money. The summary below is not intended to be an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the OBCA and the DGCL and the Access to Money Certificate of Incorporation and Bylaws attached to this proxy statement.
Annual and Special Meetings of Shareholders
     Both the OBCA and the DGCL require corporations to hold an annual meeting of shareholders. Annual and special meetings may be held either inside or outside the state of incorporation. The presence in person or by proxy of the holders of record of a majority of shares entitled to vote at an annual or special meeting constitutes a quorum for the transaction of business at that meeting.
     OREGON. Under the OBCA, a special meeting of shareholders may be called by the (1) board of directors; (2) by persons authorized in the articles of incorporation or the bylaws; or (3) by holders of at least 10% of the voting stock or, if the articles of incorporation so provide, by a lower percentage or a higher percentage not exceeding 25%.
     DELAWARE. Under the DGCL, special meetings of shareholders may be called only by the board of directors or by persons authorized in the certificate or incorporation or the bylaws.
Shareholder Voting
     Under both Oregon and Delaware law, unless otherwise provided in the certificate or articles of incorporation, each shareholder is entitled to one vote for each share of capital stock held by that shareholder. Delaware and Oregon law differ with respect to the entitlement of shareholders to vote as separate voting groups. Presently, neither the Company or Access to Money have any separate voting groups.
     OREGON. Holders of outstanding shares of a class are entitled to vote as a separate voting group on an amendment to the articles of incorporation, if the amendment would: (1) increase or decrease the aggregate number of authorized shares of the class; (2) exchange or reclassify shares of the class into shares of another class; (3) exchange or reclassify, or create the right of exchange for, shares of another class into shares of the class; (4) change the designation, rights, preferences or limitations of shares of the class; (5) change shares of the class into a different number of shares of the same class; (6) create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior or substantially equal to the shares of the class; (7) increase the rights, preferences or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class; (8) limit or deny an existing preemptive right of the shares of the class; or (9) cancel or otherwise affect the rights to distributions or dividends that have accumulated but not yet been declared. The OBCA provides that the articles of incorporation or the board of directors may require separate voting by voting groups on a plan of merger or share exchange. Separate voting by voting groups is also required (1) on a plan of merger that contains a provision that, if contained in a proposed amendment to articles of incorporation, would require action by one or more separate voting groups on the proposed amendment, except that separate voting by voting groups is not required if: (i) under the plan of merger, the shares that constitute the voting group are to be converted into property with a value at least equal to the value the shares would receive in a liquidation of the corporation; or (ii) the articles of incorporation provide that the voting group is not entitled to vote separately on a plan of merger; and (2) on a plan of share exchange, by each class or series of shares included in the exchange, with each class or series constituting a separate voting group.
     DELAWARE. Delaware allows holders of outstanding shares of a class or series of stock to vote as a separate voting group on an amendment to the certificate of incorporation, if the amendment would: (1) increase or decrease the aggregate number of authorized shares of the class; (2) increase or decrease the par value of the shares of the class; or (3) alter or change the powers, preferences or special rights of the shares of the class so as to affect them adversely.
Shareholder Action Without a Meeting
     OREGON. Oregon provides that action may be taken without a meeting when all shareholders entitled to vote consent to such action. The OBCA allows a corporation to elect in its articles of incorporation to reduce the required consent to the written consent of the shareholders holding not less than the minimum number of votes necessary to approve the action at a meeting.
     DELAWARE. Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

Preferred Stock
     OREGON. The OBCA allows a corporation to authorize its directors in its Articles of Incorporation to determine, without shareholder approval, the preferences, limitations and relative rights, of any class or series of shares before the issuance of shares of such class or series. The Company’s Articles of Incorporation authorize our board of directors to issue shares of preferred stock in one or more series, and to fix for each series the preferences, limitations and relative rights of such series, without shareholder approval.
     While the Company is currently authorized to issue Series A Preferred Stock, which has certain preferential rights to our common stock, there are currently no outstanding shares of Series A Preferred Stock and the Company has no present plans for issuance of such preferred stock.
     DELAWARE. The DGCL contains a similar authorization for the board of directors with respect to preferred stock. The Access to Money Certificate of Incorporation permits that the board of directors, without shareholder approval, to determine the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of each series of preferred stock.
     Unlike the Company, Access to Money does not currently have any separately designated series of preferred stock. As the board of directors will continue to have the power to designate, without shareholder approval, a series of preferred stock with such rights as it may determine in its discretion, we do not view the elimination of the Series A Preferred Stock as a material change to the Company’s Articles of Incorporation.
Shareholder Nominations For Board of Directors and Proposals for Consideration at Annual Meeting
     Under both Oregon and Delaware law, a corporation may require shareholders to nominate persons for election to the board of directors and to give notice of business proposed to be brought before the annual meeting of shareholders by a date prior to the annual meeting.
State Anti-Takeover Provisions
Delaware and Oregon place differing restrictions on acquisition of control of corporations incorporated in the state.
     OREGON. The Oregon Business Combination Law is substantially similar to the Delaware law. The Company has not opted out of the Oregon Business Combination Law.
     Oregon corporations are also governed by the Oregon Control Share Act (“CSA”), unless they expressly opt out of its provisions. The Company has opted out of the CSA. Under the CSA, a person who acquires “Control Shares” acquires the voting rights with respect to such control shares only to the extent granted by a majority of the preexisting, disinterested shareholders of the corporation. “Control Shares” are shares acquired in an acquisition that would, when added to all other shares held by the acquiring person, bring such person’s total voting power (but for the CSA) to or above any of three threshold levels: 20%, 33 1/3% or 50% of the total outstanding voting stock. A “control share acquisition” is an acquisition of ownership or the power to direct voting of control shares.
     Control shares acquired within 90 days of, and control shares acquired pursuant to a plan to make a control share acquisition, are considered to have been acquired in the same transaction. The provisions of the CSA apply equally to transactions approved or opposed by the corporation’s board of directors. Shares are not deemed to be acquired in a control share acquisation if, among other things, they are acquired from the issuing corporation, or are issued pursuant to a plan of merger or exchange effected in compliance with the OBCA and the issuing corporation is a party to the merger or exchange agreement.
     DELAWARE. Under the DGCL, a person who wishes to become an “interested stockholder” (defined below) of a corporation must obtain the approval of the corporation’s board of directors before acquiring its interest. Otherwise the person will be prohibited from entering into certain transactions (“business combinations”) with the corporation for a three-year period (the “Business Combination Law”). An “interested stockholder” is a beneficial owner of 15% or more of the voting power of the corporation. Affiliates and associates of an interested stockholder are included within the definition, and shares held by affiliates and associates are counted in determining whether the 15% threshold will be exceeded.

     Prohibited business combinations include the following transactions with, or for the benefit of, the interested stockholder: (1) mergers or consolidations, (2) certain sales, leases, exchanges, mortgages, pledges, transfers or other disposition of assets, (3) issuances of stock (subject to certain exceptions), or (4) loans, guaranties or other financial benefits. Transactions in which the interested stockholder participates proportionately as a stockholder of the target corporation are generally excluded from the moratorium effect of the statute.
     The primary exceptions to the Delaware Business Combination Law are: (1) acquiring 85% or more of the target corporation’s outstanding voting stock in a single transaction (excluding shares owned by “officers-directors” and employee stock plans) (2) obtaining approval of the proposed transaction by the corporation’s board of directors or (3) after the transaction, obtaining approval of the transaction by the Corporation’s board of directors and the holders of two-thirds of the corporation’s outstanding voting stock, excluding shares owned by the interested stockholder.
     A Delaware corporation may elect not to be governed by the Business Combination Law in its original certificate of incorporation or in an amendment to either the certificate of incorporation or bylaws. The amendment must be approved by a majority of shares entitled to vote and may not be further amended by the board of directors. Subject to certain exceptions, an amendment opting out of the Business Combination Law is not effective until twelve months following its adoption. Access to Money has not “opted out” of the Business Combination Law.
Dividends, Distributions and Stock Repurchases
     OREGON. The OBCA prohibits distributions (including dividends) to shareholders unless, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation’s total assets would be at least equal to the sum of its total liabilities plus, unless the articles of incorporation provide otherwise, the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shares with preferential rights superior to those receiving the distribution.
     DELAWARE. Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.
     Delaware corporations may repurchase their own shares of any class except when their capital is impaired or would be impaired by such purchase. A corporation may, however, repurchase out of its capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, provided that the repurchased shares are to be retired and the corporation’s capital reduced. If no shares entitled to such a preference are outstanding, a corporation may repurchase any of its shares and reduce its capital accordingly.
Indemnification of Directors and Officers — Advancement of Expenses
     Both Delaware and Oregon law permit indemnification of officers and directors from expenses and losses arising out of litigation arising by reason of the officer or director’s service to the corporation or to another entity at its request, including, in certain circumstances, litigation by or in the right of the corporation. Both provide for mandatory indemnification in the event the officer or director is successful in defending the litigation and, under certain circumstances, permit the corporation to advance expenses to the officer or director prior to conclusion of the litigation.
     OREGON. Oregon law is substantially similar to Delaware law with respect to indemnification and advancement of expenses, except that the OBCA: (1) prohibits indemnification of a person in connection with an action charging the improper receipt of personal benefit and in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; (2) requires the indemnified party receiving an advance of expenses to furnish an affirmation of good faith belief that he or she has met the standard of conduct required by the OBCA; and (3) provides for mandatory indemnification when the indemnified party is “wholly successful.”

     DELAWARE. Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.
     Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.
Limited Liability of Directors
     DELAWARE. The DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for:
•	breaching the duty of loyalty to the corporation or its shareholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	any transaction in which a director derived an improper personal benefit; or

•	paying an unlawful dividend or approving an unlawful stock repurchase.
     OREGON. The OBCA contains similar provisions limiting the liability of corporate directors. The Oregon statute differs from the Delaware statute, however, in that Delaware, by its terms, provides for limited liability for “BREACH OF FIDUCIARY DUTY AS A DIRECTOR,” whereas Oregon permits limited liability for any “CONDUCT AS A DIRECTOR” except in the circumstances detailed above in the description of the Delaware statute.
Directors’ Duty in Response to Takeover Attempts
     OREGON. In responding to a takeover attempt, Oregon’s statutes expressly allow directors to consider constituencies other than shareholders. In assessing such a proposal, directors may consider: (1) the social, legal and economic effects on the corporation’s employees, customers and suppliers and on the communities and geographical areas in which the corporation operates; (2) the economy of the state and nation; and (3) the short-term and long-term interests of the corporation and its shareholders and the possibility that these interests may be best served by the continued independence of the corporation.
     DELAWARE. In Delaware, directors’ defensive actions with respect to takeover attempts are protected by the business judgment rule, as long as a two-part test is satisfied. The test requires that: (1) the board show reasonable grounds for belief in a danger to corporate policy and effectiveness; and (2) the defensive measures taken are reasonable in relation to the threat posed. The second feature of the test requires an analysis of the nature of the takeover bid and its effect on the corporate enterprise. Directors are authorized to consider a series of factors including:
•	inadequacy of the price offered;

•	the nature and timing of the offer;

•	questions of illegality;

•	the impact on “constituencies” other than shareholders (i.e., creditors, customers, employees, and, perhaps, the community in general);

•	the risk of non-consummation; and

•	the quality of any securities being offered in exchange.

     Delaware case law provides generally that, once a corporation determines to consider a change of control, it may be considered inappropriate for the board of directors to consider non-shareholder interests, and imposes a duty on the board of directors to seek the highest price available.
Conflict of Interest Transactions
     Oregon and Delaware have similar provisions governing transactions between the corporation and a director or person in which a director has an interest. Under the OBCA and the DGCL, both shareholders and a quorum of disinterested directors have the power, by majority vote, to ratify a contract or transaction in which a director has an indirect or direct interest.
     The Company’s Articles of Incorporation provide that, subject to certain exceptions, no business combination with a shareholder who is the beneficial owner of 5% or more of the Corporation’s outstanding voting stock may occur without the approval of the holders of at least 75% of all outstanding voting stock. In addition to other exceptions, the Company’s Articles of Incorporation provide that the foregoing super-majority voting requirements do not apply to business combinations which are approved by a majority of the “Continuing Directors,” as such term is defined in the Company’s Articles of Incorporation. The Access to Money Certificate of Incorporation maintains these super-majority requirements set forth in the Company’s Articles of Incorporation and provides that they do not apply to business combinations which are approved by a majority of the “Continuing Directors,” as such term is defined in the Access to Money Certificate of Incorporation, or by a majority of the “Disinterested Directors,” as such term is defined in Section 144 of the DGCL. As this provision specifically incorporates the Delaware statutory law into the Access to Money Certificate of Incorporation, we do not view it as a material change to the Company’s Articles of Incorporation.
Authority of Board Committees
Both Oregon and Delaware empower corporate boards of directors to delegate to committees of the board significant responsibilities.
     OREGON. The OBCA permits a board committee to generally exercise the full authority of the board of directors, EXCEPT the authority to: (1) authorize distributions, except according to a formula or method, or within limits, prescribed by the board of directors; (2) approve or submit to shareholders any action requiring shareholder approval; (3) fill vacancies on the board of directors or, subject to certain exceptions, any of its committees; or (4) adopt, amend or repeal bylaws.
     DELAWARE. The DGCL does not permit delegation to a committee of: (1) the authority to adopt, amend or repeal any bylaw of the corporation or (2) approve, adopt or recommend to shareholders any action or matter which must be submitted to the shareholders.
Shareholder Derivative Suits
     OREGON. The OBCA requires that the shareholder bringing the derivative suit have been a shareholder at the time the transaction complained of occurred or have become a shareholder through transfer by operation of law. The OBCA does not require the shareholder remain a shareholder throughout the litigation.
     DELAWARE. The DGCL requires that the shareholder bringing a derivative suit have been a shareholder at the time of the wrong complained of or that the stock devolved to him or her by operation of law from a person who was a shareholder at the time of the wrong complained of. In addition, the shareholder must remain a shareholder throughout the litigation.
Amendment of Bylaws
     The OBCA provides that shareholders may amend or repeal the bylaws and that the board of directors, has the power to amend the bylaws unless prohibited by the articles of incorporation. The Company’s current Bylaws authorize both the board of directors and the shareholders to adopt, repeal, alter, amend or rescind the Bylaws, with limited exceptions. Under the DGCL, unless the certificate of incorporation provides otherwise, bylaws may only be amended upon approval of the shareholders. Access to Money’s Certificate of Incorporation presently empowers the board of directors to amend, adopt, repeal, alter or rescind its Bylaws.
Dissenters’ Rights
     OREGON. Under the OBCA, a shareholder eligible to vote may dissent from, and obtain payment for shares in the event of, the following shareholder-approved corporate actions:
•	A merger to which the corporation is a party;

•	A share exchange plan to which the corporation is a party as the corporation whose shares will be acquired;

•	The sale or exchange of all or substantially all of the corporation’s assets, other than in the usual course of business;

•	An amendment to the articles of incorporation that materially and adversely affects the dissenter’s shares;

•	Other actions for which the articles of incorporation provide the right of dissent and appraisal; or

•	A conversion to a non-corporate business entity.
Dissent and appraisal right are not available to shareholders of Oregon corporations for:
•	Shares of stock which, at the time of the corporate action, were either listed on a national securities exchange or quoted as a National Market System issue on the National Association of Securities Dealers, Inc. Automated Quotation System, unless the articles of incorporation provide otherwise;

•	The sale of assets pursuant to court order; or

•	The sale of assets for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.
     Under the OBCA, a shareholder asserting dissenter’s rights must give the corporation notice of his or her intent in writing prior to the vote on the action and must not vote in favor of the action. A corporation is required to make payment to the dissenting shareholder of its estimated value of the shares, plus accrued interest, upon the proposed action being taken, or upon the dissenter’s demand. If the dissenting shareholder disagrees with the corporation’s estimate of the value of the shares, he or she can propose his or her own estimate, or petition the court for an appraisal.
DELAWARE. Under the DGCL, a shareholder of a corporation only has appraisal rights in the case of a stockholder objecting to certain mergers. However, a shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation if:
•	The shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (3) held of record by more than 2,000 shareholders; or

•	The corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.
Notwithstanding the forgoing, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than:
•	Shares of stock of the corporation surviving or resulting from the merger or consolidation;

•	Shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders;

•	Cash in lieu of fractional shares of the corporation; or

•	Any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.
Inspection of Corporate Books and Records
     Both Oregon and Delaware permit shareholders to examine and make extracts from the corporation’s books and records for a proper purpose. Under OBCA, inspection requires that: (1) the shareholder’s demand be made in good faith and for a proper purpose; (2) the shareholder describe with reasonable particularity the shareholder’s purpose and the records shareholder desires to inspect; and, (3) the records requested be directly connected with the shareholder’s purpose. Oregon law also requires the shareholder to give to the corporation five business days written notice of the demand to inspect.
Number/Election of Directors
     OREGON. The OBCA provides the corporation must have one or more directors. The directors are elected by a plurality of the votes cast by shareholders. Unless otherwise provided in the articles of incorporation, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders or the board of directors may fill the vacancy. The Articles of Incorporation of the Company currently require that the minimum number of directors shall be three. In addition, the Articles of Incorporation state that, without the unanimous consent of the existing board of directors, (i) the number of directors cannot be increased by more than two within any 12-month period, and (ii) no person who is affiliated with a company deemed by the board of directors to be competitive with the Company may be elected or appointed, as the case may be, as a director.
     DELAWARE. Similar to the OBCA, the DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors. The Access to Money Certificate of Incorporation is identical to the Articles of Incorporation of the Company with respect to the minimum number of directors, increasing the size of the board, and the appointment of certain directors who are affiliated with competitors of the Company.
Removal of Directors
     OREGON. Under the OBCA, unless the articles of incorporation provide otherwise, a director may be removed with or without cause and only by a majority of votes cast. A director may only be removed at a special meeting called for the purpose of removing the director. Oregon courts may also remove a director for cause if the corporation or the holders of 10% or more of the stock commence an action for removal. The Articles of Incorporation of the Company provide that a director may only be removed for cause by the affirmative vote of not less than 75% of the outstanding shares of the Company’s common stock.
     DELAWARE. Under the DGCL, unless the certificate of incorporation provides otherwise, any director or the entire board of directors of a corporation with a classified board of directions may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors. Access to Money has a classified board of directors, and its Certificate of Incorporation provides that directors may only be removed for cause by the affirmative vote of holders of 75% of outstanding shares.
Filing and License Fees
     Oregon charges corporations incorporated in Oregon nominal annual corporate license renewal fees, and does not impose a franchise tax fee. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $165,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Federal Income Tax Consequences of the Merger Agreement
     The following discussion addresses the material federal income tax consequences of the Reincorporation that are applicable to holders of shares of our common stock. The discussion does not cover all federal income tax consequences that may be relevant to a particular holder of shares of our common stock, or any foreign, state or local tax considerations. Accordingly, holders of our common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Merger Agreement.
     The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation.
     We believe that the Merger Agreement and the resulting reincorporation of our company from Oregon to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of our common stock upon consummation of the Reincorporation; (ii) the aggregate tax basis of shares of Delaware Common Stock received in the Merger Agreement will be the same as the aggregate tax basis of shares of our common stock exchanged pursuant to the Merger Agreement; and (iii) the holding period of the shares of Delaware Common Stock received in the Merger Agreement will include the period for which shares of our common stock were held.
Accounting Treatment of the Merger Agreement
     The Merger Agreement will be accounted for as a reverse merger whereby, for accounting purposes, we will be considered the accounting acquiror and Access to Money will be treated as the successor to our historical operations. Accordingly, our historical financial statements, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Access to Money.
Required Vote
     Approval of this proposal requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the matter.
     The Board of Directors recommends a vote “FOR” the Reincorporation.
Dissenters’ Rights
     Shareholders are entitled to dissenters’ rights of appraisal under Oregon law in connection with the Reincorporation. Summarized below are the dissenters’ rights of the shareholders and the statutory procedures required to be followed in order to perfect such rights. A copy of Section 60.551 through 60.594 of the OBCA, which is the provision governing dissenters’ rights under the OBCA, is attached to this proxy statement as Appendix E (the “Dissenters’ Rights Statute”). The following summary is qualified in its entirety by reference to the Dissenters’ Rights Statute, and such statute should be reviewed carefully by the holders of our common stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in the loss of such dissenters’ rights by the dissenting shareholder.
     A record holder of our common stock may assert dissenters’ rights as to fewer than all of the shares of common stock registered in such record holder’s name only if the record holder dissents and does not vote in favor of the Merger Agreement with respect to all shares of our common stock beneficially owned by any one person and causes us to receive written notice which states such dissent and the name and address of each person on whose behalf the record holder asserts dissenters’ rights.
     A beneficial holder of our common stock may assert dissenters’ rights as to the shares held on such beneficial shareholder’s behalf only if the beneficial holder causes us to receive the record holder’s written consent to the dissent not later than the time the beneficial holder asserts dissenters’ rights and the beneficial holder dissents with respect to all shares of our common stock owned by the beneficial holder.
     If a shareholder wishes to dissent, it must send to us, before the vote on the Merger Agreement is taken, written notice of its intention to demand payment for its shares of our common stock if the Merger Agreement is effectuated. Neither a vote against the Reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the Reincorporation proposal will satisfy the requirement for a written notice to us. All such notices should be mailed to TRM Corporation, Attention: Michael J. Dolan, 1101 Kings Highway N, Suite G100, Cherry Hill, New Jersey 08034.
     If the Merger Agreement is authorized at the Special Meeting, then, within ten days thereafter, we will provide to the dissenting holder of our common stock, if still entitled to demand payment, a written notice containing all information required by Oregon law. The dissenting holder entitled to demand payment must, in accordance with the provisions of the Dissenters’ Rights Statute, demand payment, certify whether such holder acquired beneficial ownership of the shares of common stock held by such holder before the date set forth in the Company’s written notice to the dissenting shareholder, and deposit share certificates representing such dissenting holder’s shares of common stock.
     We will pay to the dissenting holder of common stock, if eligible, and if it has validly exercised its dissenters’ rights under the Dissenters’ Rights Statute, the amount we estimate is the fair value of the dissenting holder’s shares plus interest accrued from the effective date of the Merger Agreement until the payment date. We also will provide the information required by the Dissenters’ Rights Statute to the dissenting holder of our common stock.
     If the dissenting holder of shares of common stock has validly exercised dissenters’ rights under the Dissenters’ Rights Statute and believes that (i) the amount offered or paid is less than the fair value of such dissenting holder’s shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such dissenting holder’s estimate of the fair market value of such dissenting holder’s shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder’s demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder’s shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such dissenting holder’s demand for payment.
PROPOSAL 4
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME
     Our Board of Directors has approved a resolution to amend our Restated Articles of Incorporation to change our name from “TRM Corporation” to “Access to Money, Inc.” Although the amendment is included as part of the Reincorporation and will become effective if the Reincorporation is approved by our shareholders and completed, it is being presented as a separate proposal in order to (i) comply with applicable federal securities laws and (ii) permit us to amend our Restated Articles of Incorporation in the event that the Reincorporation is either not approved by our shareholders or we determine not to complete the Reincorporation.
     If the proposal to amend our Restated Articles of Incorporation and complete the Reincorporation are approved by our shareholders and our Board of Directors determines to complete the Reincorporation, the amendment to our Restated Articles of Incorporation will become effective at the effective time of the Reincorporation. If the proposal to amend our Restated Articles of Incorporation is approved by our shareholders and the Reincorporation is either not approved by our shareholders or we decide not to complete the Reincorporation, the amendment to our Restated Articles of Incorporation will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of Oregon. In such event, our Board of Directors intends to file the Articles of Amendment to Articles of Incorporation as soon as practicable once shareholder approval is obtained.

     Under the OBCA, our shareholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with this proposed amendment to our Restated Articles of Incorporation.
Reasons for the Amendment
     We are an independent sales organization, servicing businesses in the operation of automated teller machines, or ATMs. We locate our ATMs in high traffic retail environments through national merchants, regional and locally-owned supermarkets, convenience and other stores. In addition to providing our merchant customers with supplemental revenues from transaction fees, we believe that the presence of ATMs in a merchant’s store helps to promote higher foot traffic, increased impulse purchases and longer shopping times since they often make the retail site a destination for cash. We attempt to maximize the usefulness of our ATMs to our customers by participating in as many electronic funds transfer networks, or EFTNs, as practical, including NYCE, Visa, Mastercard, Cirrus, Plus, American Express, Discover/Novus, and STAR.
     In order to identify our company with our primary offering to the market, and provide a consistent and comprehensive identity, our Board of Directors and management have proposed to change the name of our company to Access to Money, Inc. Our Board of Directors believes that the new name, “Access to Money, Inc.,” will more accurately reflect our current business activities and create a consistent and effective message to the market.
Required Vote
     Approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast by the holders of our common stock at the Annual Meeting.
     The Board of Directors recommends a vote “FOR” the proposal to amend our Restated Articles of Incorporation to change our name.
PROPOSAL 5
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DECREASE THE AUTHORIZED
SHARES OF COMMON STOCK FROM 100,000,000 TO 70,000,000
     Our Board of Directors proposes to amend our Restated Articles of Incorporation to decrease the number of authorized shares of our common stock from 100,000,000 shares to 70,000,000 shares. Although the amendment is included as part of the Reincorporation and will become effective if the Reincorporation is approved by our shareholders and completed, it is being presented as a separate proposal in order to comply with applicable federal securities laws. In the event that the Reincorporation is not approved by our shareholders, this proposal will not be adopted and the number of shares of common stock that we are authorized to issue will remain at 100,000,000.
     Under the OBCA, our shareholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with this proposed amendment to our Restated Articles of Incorporation.
Reasons for the Amendment
     The amendment would decrease the total number of authorized shares of our common stock by 30,000,000. The amendment would not change any of the current rights and privileges of our common stock and would not limit our ability to use the authorized shares of our common stock for appropriate future corporate purposes (which would not require further shareholder action or approval), including paying future stock dividends, raising capital through common stock offerings, funding future employee benefit plan obligations and issuing common stock in acquisitions or other strategic transactions.
     Delaware imposes an annual franchise tax on Delaware corporations. The franchise tax is based, in part, on the number of shares of capital stock a corporation is authorized to issue. The Board of Directors believes that the amendment is necessary to reduce annual costs that may be incurred in connection with the Reincorporation. We estimate that maintaining the number of shares of common stock we are authorized to issue at 100,000,000 will result in an annual franchise tax of approximately $40,000. By reducing the number of shares of common stock we are authorized to issue to 70,000,000, we estimate that our annual franchise tax will be approximately $30,000 resulting in an annual savings of approximately $10,000. Our board of directors has concluded that 70,000,000 shares of common stock will be sufficient to satisfy the current and foreseeable capital needs of the Company. Although this reduction of the number of shares of common stock we are authorized to issue may result in us having to incur the time and expense of amending our certificate of incorporation in the future, our board of directors has concluded that the annual savings in the amount of franchise tax outweighs such costs and any benefit to the Company of having additional authorized and unissued shares of common stock.
     The proposed amendment would not limit in any way our ability to use the authorized shares of our common stock to oppose hostile takeover attempts or to delay or prevent a change in control of us. We have no present intention to issue or use shares of our common stock for such purposes, and we are not currently aware of any takeover attempt or potential change of control.
     Based on the foregoing, the Board of Directors believes it is desirable and in our and our shareholders’ best interests at this time to adopt the proposed amendment to reduce our authorized shares of common stock from 100,000,000 shares to 70,000,000 shares.
Vote Required
     Approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast by the holders of our common stock at the Annual Meeting.
     The Board of Directors recommends a vote “FOR” the proposal to amend our Restated Articles of Incorporation to decrease the authorized shares of common stock from 100,000,000 to 70,000,000.
AUDIT COMMITTEE MATTERS
Report of the Audit Committee
     In connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2008, the Audit Committee:
•	reviewed and discussed the audited financial statements with management;

•	discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards); and

•
received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and has discussed with the Company’s independent registered public accounting firm its independence and satisfied itself as to their independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.
Audit Committee Report Submitted By:
Ethan S. Buyon, Chairman
Thomas S. McNamara
Kenneth Paull

PRINCIPAL ACCOUNTING FEES AND SERVICES
     Our independent registered public accounting firm for the fiscal year ended December 31, 2006 was PricewaterhouseCoopers LLP (“PwC”). On December 29, 2006, PwC advised us that it declined to stand for reappointment as its independent registered public accounting firm to provide future services after completion of procedures regarding Form 10-Q for the quarter ended September 30, 2006 and completion of services related to the audit of the Company’s financial statements as of and for the year ending December 31, 2006 and the Form 10-K/A in which such financial statements were included. This decision was accepted by the Company’s Audit Committee.
     On June 7, 2007, we engaged McGladrey & Pullen, LLP (“McGladrey”) as our new principal accountant for 2007. We selected McGladrey to be its principal accountant for 2008 as well. Representatives of McGladrey are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
     We incurred the following fees for services performed by McGladrey and PwC for fiscal years 2008 and 2007:
     Audit Fees: The aggregate fees billed by McGladrey for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2008, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for 2008, and assistance with the review of documents filed with the SEC for 2008 were $701,697. Fees billed by McGladrey for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2007, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for 2007, and assistance with the review of documents filed with the SEC for 2007 were $710,761. Fees billed by PwC for the audit of the Company’s annual financial statements for 2007, for the reviews of the financial statements included in the Company’s Annual Report on Form 10-K/A, and for assistance with review of documents filed with the SEC for 2007 were $1,546,634. Audit fees for 2007 include fees billed in connection with the audit of the statutory financial statements of the Company’s United Kingdom photocopy business and ATM business subsidiaries, which were sold in June 2006 and January 2007, respectively.
     Audit-Related Fees: The aggregate fees billed by McGladrey for audit-related services in 2007 and 2008 was $575,000 and $475,000 respectively. Audit-related services for 2007 included the audit of TRM Inventory Funding Trust, the vehicle that provides the Company with cash to supply its ATMs. In 2008, the TRM Inventory Funding Trust was not audited as it was replaced by another vehicle that provides the Company with cash to supply its ATMs.
     Tax Fees: We did not incur any fees for tax services from McGladrey during 2007 and 2008.
     All Other Fees: None.
     The entirety of services provided by McGladrey for 2007 and 2008 were provided by full-time employees of McGladrey.
     Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the audit-related and tax services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Reports of all transactions in the Company’s common stock by officers, directors and principal shareholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on its review of copies of the reports received, or representations of such reporting persons, we believe that during 2008 no officers, directors or principal shareholders failed to file reports of ownership and changes of ownership on a timely basis, except that LC Capital Master Fund Ltd. failed to timely file a Form 4.
SHAREHOLDER PROPOSALS
Shareholder Proposals to Be Included in the Company’s Proxy Statement
     Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, shareholders may present proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2010 Annual Meeting, shareholder proposals must be received by the Company at its executive offices located at Kings Highway N, Suite G100, Cherry Hill, New Jersey 08034 no later than January     , 2010, and must otherwise comply with the requirements of Rule 14a-8.
Shareholder Proposals Not to Be Included in the Company’s Proxy Statement
     Shareholders wishing to present proposals for action at an annual meeting apart from proposals to be included in the Company’s proxy statement must do so in accordance with our Bylaws. A shareholder must give timely notice of the proposed business to the Secretary at the executive offices referred to above. To be timely, a shareholder’s notice must be in writing, delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 60 days prior to that year’s annual meeting; provided, however, that in the event less than 30 days’ notice of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed. For each matter the shareholder proposes to bring before the meeting, the notice to the Secretary must include (i) a brief description of the matter proposed to be brought before the meeting, (ii) the name and address, as they appear in the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares of the Company that are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such matter. Proxy voting on any matter brought before the meeting as set forth in this paragraph will be subject to the discretionary voting authority of the designated proxy holders.
     Shareholders wishing to nominate directly candidates for election to the Board of Directors at an annual meeting must do so in accordance with the Company’s Bylaws by giving timely notice in writing to the Secretary as described above. The notice must set forth (i) the information described by Items 401(a), (e) and (f) and Item 403(b) of Regulation S-K under the Securities Act, (ii) the class and number of shares of the Company which are beneficially owned by the nominating shareholder, and (iii) any material interest of the shareholder or of the nominee in the Company. The presiding officer at the annual meeting is required to determine whether any nomination was properly brought before the annual meeting in accordance with the Company’s Bylaws. If such officer determines that any person has not been properly nominated, such officer shall so declare at the meeting and any such nominee shall not be considered in the election.
SHAREHOLDER COMMUNICATIONS
     The Board of Directors has established a process for shareholders to send communications to it. Shareholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Michael J. Dolan, the Secretary, at the principal executive offices of the Company. Such correspondence shall prominently display the fact that it is a shareholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. The Secretary shall promptly forward any and all such shareholder communications to the entire Board of Directors or the individual director as appropriate. In the alternative, shareholder correspondence can be addressed to 1101 Kings Highway N, Suite G100, Cherry Hill, New Jersey 08034, Attention: Michael J. Dolan.

OTHER MATTERS
     The notice of annual meeting of shareholders provides for transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the Board of Directors has been advised of no matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the shareholders.
SHAREHOLDERS SHARING AN ADDRESS
     Shareholders sharing an address with another shareholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, 12560 N.E Marx Street, Portland, Oregon 97230; telephone number (800) 877-762, extension 2718. We will promptly deliver a copy of the requested materials.
     Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company’s proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.
ANNUAL REPORT ON FORM 10-K
     The Company’s 2008 Annual Report on Form-10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2008, is being sent to shareholders of record as of April 10, 2009 with this proxy statement. This Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Shareholders may also view this proxy statement and the Company’s Annual Report on Form 10-K at http://www.cfproxy.com/4301. Shareholders of record as of April 10, 2009, and beneficial owners of the Company’s common stock on that date, may obtain from the Company without charge additional copies of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. Any such request from a beneficial owner of the Company’s common stock must set forth a good faith representation that, as of the record date for this solicitation, April 10, 2009, the person making the request was the beneficial owner of the Company’s common stock. Such written requests should be directed to the Company at 12560 N. E. Marx Street, Portland, Oregon 97230, Attention: Investor Relations.
Portland, Oregon
                    , 2009

APPENDIX A
TRM CORPORATION OMNIBUS STOCK INCENTIVE PLAN
Effective as of January 1, 2005
Amended as of July 10, 2008
1. PURPOSE AND SHAREHOLDER APPROVAL
     (a) The TRM Corporation Omnibus Stock Incentive Plan (the “Plan”) is being established to provide incentives and awards to those employees and members of the Board largely responsible for the long term success of TRM Corporation, an Oregon corporation (the “Company”) and its affiliates, and to be a successor plan with respect to the Company’s 2001 Non Qualified Stock Option Plan (the “2001 Plan”), the Company’s 1996 Restated Option Plan (the “1996 Plan”), and the Company’s Restated 1986 Stock Incentive Plan (the “1986 Plan”) (the 2001 Plan, the 1996 Plan and the 1986 Plan being referred to herein as the “Prior Plans”).
     (b) The Plan is intended to enable the Company to attract and retain executives and members of the Board in the future and to encourage key employees and members of the Board to acquire a proprietary interest in the performance of the Company by purchasing and owning shares of the Company’s Common Stock.
     (c) In addition, this Plan’s adoption is subject to its approval by the Company’s shareholders. Any grants or awards made under the Plan shall be null and void if the Plan is not so approved at the next regularly scheduled meeting of the Company’s shareholders. The Plan is intended to permit the grant of options that meet certain requirements of the Code relating to the payment of compensation that qualifies as “performance based compensation” which is exempt from certain limitations on deduction imposed under Code Section 162(m).
2. GENERAL PROVISIONS
     (a) Definitions. As used in the Plan:
          (i) “Award” means a restricted stock award granted pursuant to Section 4 of the Plan.
          (ii) “Act” means the Securities Exchange Act of 1934, as amended.
          (iii) “Board of Directors” or “Board” means the Board of Directors of the Company.
          (iv) “Change in Control” means the occurrence of any of the following:
               (A) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets (including in the Company’s subsidiaries) of the Company and its subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);
               (B) the adoption of a plan relating to the liquidation or dissolution of the Company;
               (C) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Company;
               (D) the Company consolidates or merges with or into another Person or any Person consolidates or merges with or into the Company, in either case under this clause (D), in one transaction or a series of related transactions in which immediately after the consummation thereof Persons Beneficially Owning, directly or indirectly, Voting Stock representing in the aggregate a majority of the total voting power of the Voting Stock of the Company immediately prior to such consummation do not Beneficially Own, directly or indirectly, Voting Stock representing a majority of the total voting power of the Voting Stock of the Company or the surviving or transferee Person; or
               (E) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.
          (v) “Code” means the Internal Revenue Code of 1986, as amended.
          (vi) “Committee” means the Board of Directors itself, or one or more committees established by the Board of Directors to serve as an administrative committee with respect to the Plan; provided, however, that to the extent grants or awards are made that are intended to be exempt from the limitations on deductibility under Code Section 162(m) by reason of being “performance-based” compensation, there shall be a Committee that consists exclusively of two (2) or more members of the Board of Directors, each of whom qualifies as an “outside director” (as that term is used for purposes of Code Section 162(m)) and who may also qualify as a “non-employee director” (as that term is used for purposes of Rule 16b-3) with respect to the Plan.
          (vii) “Common Stock” means the Common Stock, no par value, of the Company.
          (viii) “Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of such Board of Directors on 1 January 2005 or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.
          (ix) “Covered Employee” means each person who is either the chief executive officer of the Company or whose total compensation is required to be reported to shareholders of the Company under the Act by reason of being among the four highest compensated officers of the Company. The intent of this definition is to identify those persons who are “covered employees” for purposes of the applicable provisions of Code Section 162(m) and Treasury Regulations promulgated thereunder and is to be interpreted consistent with this intent.
          (x) “Fair Market Value” means, with respect to the date a given Stock Option is granted or exercised, the average of the lowest and highest sales price for a share of Common Stock as quoted on NASDAQ for that date or, if not reported on the New York Stock Exchange for that date, as quoted on the principal exchange on which the Common Stock is listed; provided, however, if no such sales are made on such date, then on the next proceeding date on which there are such sales. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.
          (xi) “Incentive Stock Option” means an option granted under the Plan, which is intended to qualify as an incentive stock option under Section 422 of the Code.
          (xii) “Non Qualified Stock Option” means an option granted under the Plan which is not an Incentive Stock Option.
          (xiii) “Participant” means an employee of the Company or one or more of its Subsidiaries and any member of the Board to whom a Stock Option and/or an Award has been granted under the Plan.
          (xiv) “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor Rule.
          (xv) ““Stock Option” means an Incentive Stock Option or Non Qualified Stock Option granted under the Plan.
          (xvi) “Subsidiary” means any corporation whose outstanding voting securities having ordinary voting power to elect directors (other than securities having such power only by reason of the happening of a contingency) shall at the time be 50% or more owned, directly or indirectly, by the Company.

          (xvii) “Total Disability” shall mean (A) a physical or mental disability which, at least twenty six (26) weeks after its commencement, is determined to be total and permanent by a physician selected by the Committee and reasonably acceptable to the Participant or the Participant’s legal representative or (B) if the Company then has in effect a disability plan covering employees generally, including the Participant, the definition of covered total and permanent “disability” set forth in such plan.
          (xviii) “Voting Stock” means any class of stock of the Company that has been assigned the right to vote on any shareholder matters.
     (b) Administration of the Plan.
          (i) The Plan shall be administered by the Committee, which shall have the full power, subject to and within the limits of the Plan, to: (A) interpret and administer the Plan and Stock Options and Awards granted under it; and (B) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations. The Committee, in the exercise of these powers, shall (A) generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option or Award in a manner and to the extent it shall deem necessary to make the Plan fully effective; (B) determine those individuals who are eligible to be Participants in the Plan to whom Stock Options and/or Awards may be granted and the number of any thereof to be granted to any Participant, consistent with the provisions of the Plan; (C) determine the terms of Stock Options and Awards granted, consistent with and subject to the limitations contained in the Plan; and (D) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company.
          (ii) The Board may, at its discretion, select one or more of its members who is eligible to be a member of the Committee as alternate members of the Committee who may take the place of any absent member or members of the Committee at any meeting of the Committee. The Committee may act only by a majority vote of its members then in office; the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Effective Date. The Plan shall be effective as of January 1, 2005, provided that the Plan is approved and ratified by the Company’s shareholders at the next regularly scheduled meeting of the Company’s shareholders. If the Plan is not so approved by the Company’s shareholders, the Plan and all awards previously granted thereunder become null and void.
     (d) Duration. If approved by the shareholders of the Company, as provided in Section 2(c), unless sooner terminated by the Board of Directors, the Plan shall remain in effect until December 31, 2014.
     (e) Shares Subject to the Plan. The maximum number of shares of Common Stock which may be subject to Stock Options and Awards granted under the Plan shall be 1,600,000, plus additional shares equal to the number of shares available for grants under the Prior Plans as of the date this Plan is approved by the Company’s shareholders, subject to adjustment in accordance with Section 5(a), which shares may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. Of the original 600,000 shares authorized under the Plan, up to 450,000 shares of restricted Common Stock and up to 150,000 options to purchase Common Stock may be issued. All additional shares authorized under the Plan may be issued as either restricted Common Stock or options to purchase Common Stock, as determined by the Board or one or more committees established by the Board. If a Stock Option (whether granted under this Plan or previously under one of the Prior Plans) or portion thereof shall expire or be terminated, canceled, or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options or Awards under the Plan. In the event any Award lapses prior to the realization thereof, any shares of Common Stock allocable to such Award shall again be available for future grants of Stock Options or Awards.
     (f) Amendments. The Plan may be suspended, terminated, or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any Treasury Regulations issued thereunder; provided, however, that, without the approval of the Company’s shareholders, no amendment shall be made which:
          (i) Increases the maximum number of shares of Common Stock which may be subject to Stock Options or Awards granted under the Plan (other than as provided in Section 5(a)); or
          (ii) Extends the term of the Plan; or
          (iii) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or
          (iv) Otherwise materially increases the benefits accruing to Participants under the Plan; or
          (v) Materially modifies the requirements as to eligibility for participation in the Plan; or
          (vi) Will cause Stock Options or Awards issued or granted under the Plan to fail to be exempt under the requirements of Rule 16b-3.
Termination or amendment of the Plan shall not, without the consent of the Participant, affect such Participant’s rights under any Stock Option or Award that has already been granted to such Participant.
     (g) Participants and Grants. The Committee shall have full discretionary authority with respect to Stock Options and Awards granted under the Plan to vary the terms, and numbers of shares to be subject to any grant to any Participant, subject only to the limitations and express rules of the Plan, and to include such other terms and conditions as may be established at the Committee’s discretion to the extent such other terms and conditions are not in conflict with applicable terms of the Plan.
3. STOCK OPTIONS
     (a) General. All Stock Options granted under the Plan shall be granted by the Committee solely at the discretion of the Committee, and shall be evidenced by written agreements executed by the Company and the Participant to whom granted which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law. Notwithstanding anything herein to the contrary, no employee shall be granted during any one calendar year Stock Options entitling such employee to purchase more than 50,000 shares of Common Stock, as such number may be adjusted pursuant to Section 5(a).
     (b) Price. Subject to the provisions of Sections 3(f)(iv) and 6(a), the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than 100 percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.
     (c) Period. The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.
     (d) Exercise. Subject to Section 3(i), no Stock Option shall be exercisable prior to the expiration of one (1) year from the date it is granted. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are paid for in full and issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such Common Stock.
     (e) Payment. The purchase price for shares of Common Stock as to which a Stock Option has been exercised may be paid:

          (i) In United States dollars in cash, or by check, bank draft, or money order payable in United States dollars to the order of the Company; or
          (ii) In the discretion of the Committee by note; or
          (iii) In the discretion of the Committee, by the delivery from the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or
          (iv) In the discretion of the Committee, in United States dollars in cash, or by check, bank draft, or money order payable in United States dollars to the order of the Company delivered to the Company by a broker in exchange for its receipt of stock certificates from the Company in accordance with instructions of the Participant to the broker pursuant to which the broker is required to deliver to the Company the amount of sale or loan proceeds required to pay the purchase price; or
          (v) In the discretion of the Committee, by a combination of any number of the foregoing. The Committee may, in its discretion, impose limitations, conditions, and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.
     (f) Special Rules for Incentive Stock Options. Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:
          (i) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.
          (ii) To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and under any other plan of the Company or a Subsidiary under which “incentive stock options” (as that term is defined in Code Section 422) are granted exceeds $100,000, such Stock Options shall be treated as Non Qualified Stock Options.
          (iii) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise, and the date of disposition.
          (iv) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.
     (g) Termination of Employment.
          (i) In the event a Participant’s employment by the Company or its Subsidiaries shall be terminated for cause, as determined by the Committee, while the Participant holds Stock Options granted under the Plan, all Stock Options held by the Participant shall expire immediately.
          (ii) If a Participant, while holding Stock Options, retires upon reaching his normal retirement date or having elected early retirement under a formal plan or policy of the Company or dies, then each Stock Option held by the Participant shall be exercisable by the Participant (or, in the case of death, by the executor or administrator of the Participant’s estate or by the person or persons to whom the deceased Participant’s rights thereunder shall have passed by will or by the laws of descent or distribution) until the earlier of (A) its stated expiration date or (B) the date occurring three (3) years after the date of such retirement or death, as the case may be. If a Participant’s employment by the Company or its Subsidiaries shall terminate as a result of the Participant’s Total Disability, while such Participant is holding Stock Options, then each Stock Option held by the Participant shall be exercisable by the Participant until its stated expiration date.
          (iii) If a Participant’s employment by the Company or its Subsidiaries shall terminate for any reason not specified in Sections 3(g)(i) or (ii), the Participant shall, to the extent otherwise exercisable, have the right to exercise the Stock Options held by him or her at the date of termination for a period of three (3) months or, in the case of Stock Options which are not intended to be Incentive Stock Options, such extended period as the Committee may, in its sole discretion determine at or after the date of grant; provided, however, that in no event shall such Stock Options be exercisable after their stated expiration date.
          (iv) Stock Options held by a Participant at the time of the termination of his or her employment by the Company or its Subsidiaries which, by their terms are not then exercisable, shall, subject to, and except as otherwise provided by, the provisions of (A) this Section 3(g) regarding expiration or lapse and (B) Section 3(i) regarding acceleration and redemption become exercisable (if at all) at the times, and otherwise in the manner, set forth in connection with their original grant or on such accelerated basis as the Committee may, in its sole discretion, determine at or after grant.
     (h) Effect of Leaves of Absence. It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or its Subsidiaries. In case of such leave of absence, the employment relationship shall be continued until the later of the date when such leave equals ninety (90) days or the date when the Participant’s right to reemployment shall no longer be guaranteed either by statute or contract.
     (i) Acceleration and Redemption. Upon the occurrence of a Change in Control, all Stock Options granted and outstanding under the Plan shall become immediately exercisable in full regardless of any terms of said Stock Option to the contrary.
4. RESTRICTED STOCK
     (a) Grant. Common Stock may be granted from time to time under the Plan by the Committee to Participants. An Award will consist of Common Stock to be transferred to a Participant without other payment therefor upon completion of any restriction period relating to such Award (“Restriction Period”) and satisfaction of any performance criteria, each as may be established by the Committee.
     (b) Restrictions. Except as otherwise provided in this Section 4, no Award or shares of Common Stock relating to any Award may be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during the Restriction Period; provided, however, the Restriction Period for any Participant shall be deemed to end and all restrictions on shares of the Common Stock subject to the Award shall lapse upon the Participant’s death, Total Disability, the Participant’s retirement after attaining his or her retirement date under a formal plan or policy of the Company, upon an event that would constitute a Change in Control, or upon any other date or event as may be determined by the Committee in its sole discretion at or after grant of the Award.
     (c) Lapse. If a Participant terminates employment with the Company for any reason other than as set forth in Section 4(b) before the expiration of the Restriction Period, the Award shall lapse and all shares of Common Stock still subject to restriction shall be forfeited and shall be reacquired by the Company without further consideration.
     (d) Custody of Shares. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Common Stock subject to an Award be held in custody by a bank or other institution or that the Company may itself hold such certificates in custody until the Restriction Period expires or until restrictions thereon otherwise lapse and may require as a condition of any Award that the Participant shall have delivered to the Company a stock power endorsed in blank relating to the shares of Common Stock subject to the Award. The shares of Common Stock subject to an Award shall be issued promptly after the conclusion of the Restriction Period and the satisfaction of any applicable performance criteria.
     (e) Shareholder Rights. Each Participant who receives an Award shall have all of the rights of a shareholder with respect to such shares of Common Stock attributable thereto, including the right to vote the shares and receive dividends and other distributions.
     (f) Agreement. Each Award granted under the Plan shall be evidenced by a written agreement between the Company and the Participant which shall set forth the number of shares of Common Stock subject to the Award, the length of the Restriction Period, and such performance criteria relating to the vesting of the shares of Common Stock to which the Award is subject as the Committee may, in its sole discretion, determine.
5. MISCELLANEOUS PROVISIONS
     (a) Adjustments Upon Changes in Capitalization. In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock splits, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options or Awards may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or Awards or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof and may accelerate the termination date of any Award or Performance Period then in effect. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding, and conclusive.
     (b) Non Transferability. No Stock Option or Award granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution and no Stock Option granted under the Plan shall be exercisable during the Participant’s lifetime by any person other than the Participant or his guardian or legal representative. Notwithstanding the foregoing, any Common Stock acquired by exercise of a Stock Option or in connection with an Award that has become vested and transferability is not subject to any restriction under this Section 5(b).
     (c) Withholding. The Company’s obligations in connection with this Plan shall be subject to applicable federal, state, and local tax withholding requirements. Federal, state, and local withholding tax due at the time of a grant or upon the exercise of any Stock Option or upon the lapse of restrictions on any shares of Common Stock subject to an Award may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant upon such terms and conditions as the Committee shall determine. If the Participant shall either fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state, and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state, or local taxes of any kind required to be withheld by the Company.
     (d) Compliance with Law and Approval of Regulatory Bodies. No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the New York Stock Exchange and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised or for which an Award has been granted may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of an Award or the exercise of a Stock Option by a person or estate acquiring the right to the Award or the exercise of a Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option or Award and may require consents and releases of taxing authorities that it may deem advisable.
     (e) No Right to Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Option or Award hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.
     (f) Separability. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 or the performance-based compensation rules applicable pursuant to Code Section 162(m), then such terms or provisions shall be deemed inoperative to the extent they so conflict with any such requirements.
     (g) Interpretation of the Plan. Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering, and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.
     (h) Use of Proceeds. Funds received by the Company upon the exercise of Stock Options granted under the Plan shall be used for the general corporate purposes of the Company.
     (i) Construction of Plan. The place of administration of the Plan shall be in the State of Oregon, and the validity, construction, interpretation, administration, and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Oregon.

APPENDIX B
AMENDMENT NUMBER 2 TO THE
TRM CORPORATION OMNIBUS STOCK INCENTIVE PLAN
Effective as of ___, 2009
WHEREAS, TRM Corporation, an Oregon Corporation (the “Company”), established the TRM Corporation Omnibus Stock Incentive Plan (the “Plan”) effective as of January 1, 2005, as amended July 10, 2008; and
WHEREAS, the maximum number of shares of Common Stock of the Company, which were authorized under the Plan was 1,600,000 plus the shares remaining under the incentive and nonqualified stock option plan established in 1986, the stock option plan established in 1996 and the nonqualified stock option plan established in 2001, of which 450,000 shares of Common Stock were allocated for the use as Restricted Stock Awards (“Awards”) and 150,000 shares of Common Stock were authorized for the issuance of Stock Options (“Options”); and
WHEREAS, on July 10, 2008, the Company’s shareholders approved Amendment Number 1 to the Plan to increase the number of shares of the Company’s Common Stock available for issuance for Awards and Options under the Plan from 600,000 to 1,600,000 shares; and
WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to increase the number of shares of Common Stock that may be granted under the Omnibus Plan from 1,600,000 to 2,600,000 shares, in each instance plus the shares remaining under previous plans, which would be available for Awards or Option grants.
WHEREAS, the Board does not believe that any adjustment is required to outstanding Awards and Options, as otherwise permitted under Section 5(a) of the Plan for adjustments to Awards and Options upon certain capitalization events.
NOW, THEREFORE, the Plan is hereinafter amended as follows, subject to the receipt of shareholder approval as required under Section 2(f)(i) of the Plan.
1.
Increase in Shares. Effective upon shareholder approval, the number of shares of Common Stock of the Company available for issuance for Awards and Options under the Plan shall be increased from 1,600,000 shares to 2,600,000 shares, plus the shares remaining under the incentive and nonqualified stock option plan established in 1986, the stock option plan established in 1996 and the nonqualified stock option plan established in 2001. The additional shares may be allocated between Awards or Options, as determined by the Board of Directors or one or more committees established by the Board of Directors.

2.
No Adjustment in Awards or Options. The Board recognizes that the shareholders of the Company are separately being requested to approve a decrease in authorized shares of Common Stock under the Company’s Restated Articles of Incorporation from 100,000,000 to 70,000,000. If the shareholders authorize an decrease in the authorized shares of Common Stock of the Company, the Board and the Compensation Committee of the Board have determined that no adjustments are required for any outstanding Awards or Options.

3.
Expiration of Plan. Notwithstanding any provisions of the Plan or this Amendment to the contrary, the Plan shall remain in effect until December 31, 2014 and any Award or Options granted under the Plan shall expire in accordance with the terms of the Plan and each Award or Option Agreement.

THIS AMENDMENT NUMBER 2 to the Plan was approved by the Board of Directors by Unanimous Consent dated March 5, 2009.

B-1

APPENDIX C
AGREEMENT AND PLAN OF MERGER
     This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated April ___, 2009, is entered into between TRM Corporation, an Oregon corporation (the “Company”), and Access to Money, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Access to Money”).
RECITALS
     WHEREAS, the board of directors of each of the Company and Access to Money deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Access to Money, and that Access to Money be the surviving corporation (the “Reincorporation Merger”); and
     WHEREAS, the Company will submit this Agreement for approval by the holders of common stock, no par value per share, of the Company (“Oregon Common Stock”).
     NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:
ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME
     1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Access to Money whereupon the separate existence of the Company shall cease. Access to Money shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and in the Oregon Business Corporation Act, as amended (the “OBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.
     1.2. Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Access to Money shall cause Articles of Merger to be executed and filed with the Secretary of State of Oregon (the “Oregon Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective on the date and at the time of filing the Oregon Articles of Merger and the Delaware Certificate of Merger with the Secretary of State of Oregon and Delaware, respectively, whichever later occurs (the “Effective Time”).
ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION
     2.1. The Certificate of Incorporation. The certificate of incorporation of Access to Money in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.
     2.2. The Bylaws. The bylaws of Access to Money in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION
     3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
     3.2. Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK
     4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Access to Money or the shareholders of the Company:
          (a) Each share of Oregon Common Stock (other than shares (“Dissenting Common Shares”) that are owned by holders of Oregon Common Stock (“Dissenting Common Shareholders”) exercising dissenters’ rights pursuant to Sections 551 through 594 of the OBCA), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, $.001 par value, of Access to Money (“Delaware Common Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Oregon Common Stock shall be cancelled and retired and shall cease to exist.
          (b) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Access to Money, and (ii) in the case of securities to acquire Oregon Common Stock, converted into the right to acquire the same number of shares of Delaware Common Stock on the same terms as the number of shares of Oregon Common Stock that were acquirable pursuant to such option, warrant, purchase right, unit or other security. The same number of shares of Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Oregon Common Stock so reserved as of the Effective Time.
          (c) Each share of Delaware Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.
     4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Oregon Common Stock (other than Dissenting Common Shares), or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Common Stock, or options, warrants, purchase rights, units or other securities of Access to Money, as the case may be, into which the shares of Oregon Common Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock or options, warrants, purchase rights, units or other securities of Access to Money, as the case may be, evidenced by such outstanding certificate, as above provided.
     4.3 Dissenters’ Rights. No Dissenting Common Shareholder shall be entitled to shares of Delaware Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Reincorporation Merger under the OBCA, and any Dissenting Common Shareholder shall be entitled to receive only the payment provided by Sections 551 through 594 of the OBCA with respect to Dissenting Common Shares owned by such Dissenting Common Shareholder. If any person or entity who otherwise would be deemed a Dissenting Common Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Common Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Common Shares shall thereupon be treated as though such Dissenting Common Shares had been converted into shares of Delaware Common Stock pursuant to Section 4.1 hereof.
ARTICLE V
CONDITION
     5.1. Condition to Each Party’s Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to:
          (a) The receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Oregon Common Stock pursuant to the OBCA and the Articles of Incorporation of the Company.
          (b) The holders of the issued and outstanding shares of Oregon Common Stock shall not have exercised their dissenters’ rights such that the Company becomes obligated to make a substantial payment, as determined by the board of directors of the Company in its sole judgment and discretion, to such Dissenting Common Shareholders.
ARTICLE VI
TERMINATION
     6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Access to Money, or any of their respective shareholders, directors or officers.
ARTICLE VII
MISCELLANEOUS AND GENERAL
     7.1. Modification or Amendment. Subject to the provisions of applicable law and any contractual rights, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Oregon Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.
     7.2. Counterparts. This Agreement may be executed in counterpart, each such counterpart being deemed to be an original instrument, and both counterparts shall together constitute the same agreement.
     7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.
     7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
     7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction
     7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

TRM CORPORATION
a Oregon corporation

By:	Richard B. Stern
President and Chief Executive Officer

ACCESS TO MONEY, INC.
a Delaware corporation

By:	Richard B. Stern
President and Chief Executive Officer

APPENDIX D
DELAWARE CERTIFICATE OF INCORPORATION
Certificate of Incorporation
of
Access to Money, Inc.
ARTICLE I
          The name of the Corporation is Access to Money, Inc.
ARTICLE II
          The address, including street, number, city and county, of the registered office of the Corporation in the state of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.
          The name and mailing address of the Sole Incorporator is:
Stephen R. Brill, Esq.
Fox Rothschild LLP
P.O. Box 5231
Princeton, New Jersey 08543-05231
ARTICLE III
          The nature of the business or the purposes to be conducted or promoted by the Corporation is engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of Delaware.
ARTICLE IV
     (a) The total number of shares of all classes of capital stock that the Corporation has authority to issue is 75,000,000 shares consisting of (i) 70,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), and (ii) 5,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”).
     (b) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors, each of said series to be distinctly designated. The designations, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the board of directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, and to file a certificate with respect thereto pursuant to the applicable law of the State of Delaware, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series, including but without limiting the generality of the foregoing, the following:
          (i) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute such series, which number (except where otherwise provided by the board of directors in the resolution establishing such series) may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the board of directors;

          (ii) The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or on any other series of the same or other class or classes of capital stock of the Corporation and whether such dividends shall be cumulative or noncumulative;
          (iii) The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and the terms and conditions of such conversion or exchange;
          (iv) Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;
          (v) The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;
          (vi) The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share; and
          (vii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the board of directors shall determine.
ARTICLE V
          The Corporation shall have perpetual existence.
ARTICLE VI
     (a) The number of directors of the Corporation shall be fixed as provided in the bylaws and may be changed from time to time by amending the bylaws, as therein provided, provided, however, that the number of directors shall not be less than three. Without the unanimous consent of the existing board of directors, the number of directors shall not be increased by more than two within any 12-month period. Without the unanimous consent of the board of directors, no person who is affiliated as an owner, director, officer or employee of a company or business deemed by the board of directors to be competitive with that of the Corporation shall be eligible to serve on the board of directors of the Corporation
     (b) The board of directors shall be divided into three classes, with said classes to be as equal in number as may be possible. Each Class I Director shall be elected to serve until the 2012 annual meeting of stockholders. Each Class 2 Director shall be elected to serve until the 2011 annual meeting of stockholders. Each Class 3 Director shall be elected to serve until the 2010 annual meeting of stockholders. At each annual meeting of stockholders, the number of directors equal to the number of directors in the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders. Notwithstanding any of the foregoing provisions of this Article VI, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office or until there is a decrease in the number of directors. Directors need not be stockholders of the Corporation or residents of the State of Delaware and need not meet any other qualifications.
     (c) A director of the Corporation may be removed only for cause by the affirmative vote of the holders of not less than 75 percent of the outstanding shares of voting stock.

ARTICLE VII
     (a) The affirmative vote of the holders of not less than 75 percent of all outstanding voting stock, voting as one class, shall be required for the approval or authorization of any “business combination” (as hereinafter defined) with any person or entity which, as of the record date for the determination of the stockholders entitled to notice of and to vote upon such matter, is the beneficial owner of 5 percent or more of the outstanding voting stock of the Corporation (hereinafter a “Major Stockholder”). Any such 75 percent vote, in order to constitute due and valid authorization under this Article, must include the affirmative vote of not less than 51 percent of the voting stock held by persons other than the Major Stockholder.
     (b) For purposes of this Article, the term “business combination” shall mean:
     (i) any merger or consolidation (whether in a single transaction or a series of related transactions) of the Corporation or any subsidiary of the Corporation with or into any Major Stockholder;
     (ii) the sale, exchange, distribution to stockholder, pledge, mortgage (or use of other security device to create a lien upon) or lease of 10 percent or more of the consolidated assets of the Corporation and its subsidiaries to any Major Stockholder, or the purchase, exchange, lease or other acquisition by the Corporation or any of its subsidiaries of 10 percent or more of the consolidated assets of a Major Stockholder, in either case in a single transaction or a series of related transactions, excluding, however, any dividend or distribution paid or made or any transaction with stockholders, which, in each case, is pro rata to all holders of a class or series of shares of the Corporation or any of its subsidiaries, provided that there is no increase in the Major Stockholder’s proportionate share of any class or series of shares of the Corporation or of the voting stock of the Corporation;
     (iii) the issuance of securities of the Corporation (or warrants, options or other rights to purchase the same, but specifically excluding any stock options and any related purchases of shares pursuant to such options granted under any employee stock option plan adopted by the board of directors) to, the reclassification or recapitalization of the securities of the Corporation owned by, or the exchange of securities of the Corporation with, a Major Stockholder in any transaction in which all stockholders of the same class or series of shares are not treated identically on a per-share basis;
     (iv) any other transaction with a Major Stockholder for which approval of the stockholders of this Corporation is required by law or by any agreement between the Corporation and any national securities exchange or the National Association of Securities Dealers, Inc., or rule of any such exchange or Association; or
     (v) any contract or agreement providing for any of the foregoing.
     (c) For purposes of this Article, the term “person” or “entity” shall mean:
     (i) any individual, corporation, partnership or other person;
     (ii) any other party which is an “affiliate” or “associate” (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended), of any person or entity described in subparagraph (c)(i) of this Article;
     (iii) any other party with which any person or entity described in subparagraph (c)(i) of this Article or any of its affiliates or associates have any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of shares of the Corporation; and
     (iv) the predecessors, successors or assigns of any entity described in subparagraphs (c)(i), (ii) or (iii) of this Article in any transaction or series of transactions not involving a public offering of the shares of the Corporation within the meaning of the Securities Act of 1933.
     (d) The super-majority voting requirements of this Article shall not be applicable to any business combination (i) approved by resolution of the board of directors prior to the time that the Major Stockholder became such, (ii) approved by the affirmative vote of a majority of the Continuing Directors or “disinterested directors,” as such term is defined in Section 144 of the Delaware General Corporation Law, or (iii) solely between the Corporation and any other corporation or entity in which 50 percent or more of the voting stock or interest is owned by the Corporation, if the stockholders of the Corporation retain their proportionate voting and equity interests in the surviving entity. The term “Continuing Director” for purposes of this Article shall mean a director (i) who is and has been a director for at least two consecutive years immediately preceding the date of the vote, (ii) who was a member of the board of directors of the Corporation immediately prior to the time that any person or entity with whom a business combination is to be consummated became a Major Stockholder, or (iii) who is a director designated (before his initial election as a director) as a Continuing Director by a two-thirds vote of the then Continuing Directors. All references to a vote of the Continuing Directors shall mean a vote of the total number of Continuing Directors of the Corporation.
     (e) Beneficial ownership for purposes of this Article shall be deemed to include all shares which would be determined to be beneficially owned (whether directly by such person or entity or indirectly through any affiliate or otherwise) under Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as well as all shares of the Corporation which such person or entity has the right to acquire, pursuant to any agreement or otherwise.
     (f) The determination of whether a proposed business combination is within the scope of this Article, including without limitation, (i) the number of shares of stock beneficially owned by any person; (ii) whether a person is an affiliate or associate of another; (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in this Article; (iv) whether the assets subject to any business combination are a substantial part of the relevant corporation’s assets; (v) whether a proposed transaction is subject to the provisions of this Article; and (vi) such other matters with respect to which a determination is required under this Article, shall be made by a two-thirds majority of the Continuing Directors. Any such determination shall be conclusive and binding for all purposes of this Article.
     (g) During the time a Major Stockholder exists, a resolution to voluntarily dissolve the Corporation shall be adopted only upon (i) the consent of the holders of all of the Corporation’s outstanding voting stock; or (ii) the affirmative vote of at least two-thirds of the total number of the Continuing Directors, and the affirmative vote of the holders of at least 75 percent of the outstanding shares of voting stock. If no Major Stockholder exists, this section (g) shall not apply.
     (h) The stockholder vote, if any, required for any business combination not expressly subject to the super-majority voting provisions of this Article shall be such vote as may otherwise be required by applicable law and any other applicable provisions of this Certificate of Incorporation.
     (i) Notwithstanding the foregoing provisions, in the event of any business combination with any person or entity which is a Major Stockholder, the requisite vote of the holders of the outstanding shares of voting stock necessary to approve the transaction shall be 75 percent unless the terms of the transaction are such that all of the Corporation’s stockholders of the same class are to receive as a result of the business combination the identical and highest price on a per-share basis in exchange for their shares as was received by any other former stockholder of the Corporation of such class whose shares were acquired during the preceding 9-month period by the Major Stockholder with whom the business combination is to be consummated.
ARTICLE VIII
     Notwithstanding any of the provisions of this Certificate of Incorporation or the bylaws of the Corporation, and notwithstanding the fact that some lesser percentage may be allowed by law, any amendment, change or repeal of Articles VI, VII, or this Article VIII, or any other amendment of this Certificate of Incorporation which would have the effect of modifying or permitting circumvention of the provisions of Articles VI, VII and VIII, shall require the affirmative vote of 75 percent of the outstanding shares of voting stock of the Corporation.
ARTICLE IX
          An action required to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote on the action.
ARTICLE X
          The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under that Section 145 from and against any and all of the expenses, liabilities or other matters referred to in or covered by that Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Any amendment, repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of any director, officer, employee, or agent of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
ARTICLE XI
          Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to, modification of, or repeal of the forgoing sentence shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal.
ARTICLE XII
          In furtherance and not in limitation of the powers conferred by the General Corporation Law of Delaware, the board of directors of the Corporation is expressly authorized to make, alter, or repeal the bylaws of the Corporation.
ARTICLE XIII
          From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article XIII.
          Executed on this ___day of April, 2009.

Incorporator

APPENDIX E
DELAWARE BYLAWS
By-Laws
of
Access to Money, Inc.
STOCKHOLDERS
     1.1 Place of Meetings. All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or, if not so designated, at the principal office of the corporation.
     1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.
     1.3 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
     1.4 Notice of Meetings. Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.
     1.5 Voting List. The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.
     1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the `meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.
     1.7 Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.
     1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.
     1.9 Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority in voting power of the shares of stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.
     1.10 Nomination of Directors. At the annual meeting of stockholders, only those persons properly nominated shall be considered in the election for directors. To be properly nominated, a person must be nominated by the Board of Directors or properly nominated by a stockholder. To be properly nominated by a stockholder, the stockholder must have given prior written notice of the nomination to the Secretary of the corporation which must be received at the principal executive offices of the corporation not less than 30 days nor more than 60 days prior to the meeting. In the event that less than 30 days’ notice of the date of the meeting is given or made to stockholders, notice of the nomination by a stockholder shall be timely received if received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed. A stockholder’s notice of nomination to the Secretary in order to be valid must set forth as to each person the stockholder proposes to nominate to the Board of Directors (a) the nominee’s name, age, business address and, if known, residence address, (b) such person’s principal place of employment, (c) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (d) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. No nominee shall be considered for election as a director at an annual meeting except in accordance with the procedures set forth in this section 1.10. The presiding officer at any annual meeting shall determine whether any nomination was properly brought before the meeting in accordance with the provisions of this section. If he shall determine that any person has not been properly nominated, he shall so declare at the meeting and any such nominee shall not be considered in the election.
     1.11 Notice of Business at Annual Meetings. At the annual meeting of stockholders, only such matters as shall have been properly brought before the meeting shall be considered and acted upon. To be properly brought before an annual meeting, a matter must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For any matter to be properly brought before the annual meeting by a stockholder, the stockholder must have given prior written notice to the Secretary of the corporation which must be received at the principal executive offices of the corporation not less than 30 days nor more than 60 days prior to the meeting. In the event that less than 30 days’ notice of the date of the meeting is given or made to stockholders, notice by a stockholder shall be timely received if received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed. A stockholder’s notice to the Secretary in order to be valid must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the matter proposed to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interested of the stockholder in the matter. No matter shall be considered or acted upon at an annual meeting except in accordance with the procedures set forth in this section 1.11. The presiding officer at any annual meeting shall determine whether any matter was properly brought before the meeting in accordance with the provisions of this section. If he shall determine that any matter has not been properly brought before the meeting, he shall so declare at the meeting and any such matter shall not be considered or acted upon.
     1.12 Conduct of Meetings.
          (a) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence, by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
          (b) The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
          (c) The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.
          (d) In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.
     1.13 Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock entitled to vote on such action. Such consent or consents shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by statute to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.
     1.14 Fixing of Record Date for Stockholder Meetings and Action by Written Consent of Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date, in the case of a meeting, shall not be more than 60 nor less than 10 days before the date of such meeting, and in the case of consent to corporate action in writing without a meeting, shall not be more than 10 days after the date on which the resolution fixing the record date for the consent of stockholders to consent to corporate action without a meeting is adopted by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed by the Board of Directors for any meeting of stockholders, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If no record date is fixed by the Board of Directors for determining stockholders entitled to consent to corporate action in writing without a meeting and no prior action by the Board of Directors is required by applicable Delaware law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with the provisions of Section 1.13 of Article I of these By-laws, and if prior action by the Board of Directors is required by applicable Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
     1.15 Fixing a Record Date for Other Purposes. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE II
DIRECTORS
     2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.
     2.2 Number, Election and Qualification.
          (a) Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors, but in no event shall the number of directors be less than three. Election of directors need not be by written ballot. Directors need not be stockholders of the corporation.
          (b) The directors of the corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class 1, Class 2 and Class 3. The initial Class 1, Class 2 and Class 3 directors shall be those directors designated and elected by the Board of Directors. The term of office of the initial Class 1 directors shall expire at the 2012 annual meeting of stockholders, the term of office of the initial Class 2 directors shall expire at the 2011 annual meeting of stockholders, and the term of office of the initial Class 3 directors shall expire at the 2010 annual meeting of stockholders. At each annual meeting of stockholders, directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.
          (c) Without the unanimous consent of the existing board of directors, the number of directors shall not be increased by more than two within any 12-month period. Without the unanimous consent of the board of directors, no person who is affiliated as an owner, director, officer or employee of a company or business deemed by the board of directors to be competitive with that of the Corporation shall be eligible to serve on the board of directors of the Corporation.
     2.3 Elections And Terms. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4 of this Article II. The directors shall be nominated and elected in the manner set forth in the corporation’s Certificate of Incorporation and By-laws. Each director elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.
     2.4 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Board of Directors and the stockholders in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President. He shall be the custodian of the seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.
     2.5 Removal. Subject to the Certificate of Incorporation and the rights of holders of any series of Preferred Stock, directors of the corporation may be removed only for cause by the affirmative vote of the holders of not less than 75 percent of the outstanding voting stock.

     2.6 Vacancies. Subject to the Certificate of Incorporation and the rights of holders of any series of Preferred Stock, any vacancy or newly-created directorships on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Each director so elected shall hold office for the unexpired portion of the term of the director or the newly created directorship whose place shall be vacant, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.
     2.7 Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.
     2.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.
     2.9 Special Meetings. Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the Chief Executive Officer, two or more directors, or by one director in the event that there is only a single director in office.
     2.10 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice via reputable overnight courier, telecopy or electronic mail, or delivering written notice by hand, to such director’s last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (c) by sending written notice via first-class mail to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.
     2.11 Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.
     2.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee.
     2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors. Except as otherwise provided in the Certificate of

Incorporation, these Bylaws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
     2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary entities in any other capacity and receiving compensation for such service.
ARTICLE III
OFFICERS
     3.1 Titles. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.
     3.2 Election. The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.
     3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.
     3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.
     3.5 Resignation and Removal. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized written agreement with the corporation.
     3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.
     3.7 Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.8 of these By-laws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

     3.8 President; Chief Executive Officer. Unless the Board of Directors has designated the Chairman of the Board or another person as the corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.
     3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.
     3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents. Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary. In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.
     3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation. The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.
     3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.
ARTICLE IV
CAPITAL STOCK
     4.1 Issuance of Stock. Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

     4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction. There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.
     4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.
ARTICLE V
INDEMNIFICATION
     5.1 Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     5.2 Actions or Suits by or in the Right of the Corporation. The corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under the Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the corporation, unless, and only to the extent, that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware shall deem proper.
     5.3 Procedure Regarding Indemnification. As a condition precedent to an Indemnitee’s right to be indemnified, the Indemnitee must notify the corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance (a) by a majority vote of the directors of the corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the corporation) in a written opinion, or (d) by the stockholders of the corporation
     5.4 Advance of Expenses. In the event that the corporation does not assume the defense of any action, suit, proceeding or investigation of which the corporation receives notice under this Article V , the corporation shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized in this Article V, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made under this Article V if it is determined that (a) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, or (b) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.
     5.5 Limitations. The corporation shall not indemnify an Indemnitee pursuant to this Article V in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the corporation. In addition, the corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the corporation to the extent of such insurance reimbursement.
     5.6 Non-Exclusivity of Rights. The rights provided in this Article V (a) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (b) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article V.
     5.7 Other Indemnification. The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
     5.8 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Delaware law, the Certificate of Incorporation or of this Article V.
     5.9 Amendment or Repeal. No amendment, termination or repeal of this Article V or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.
ARTICLE VI
GENERAL PROVISIONS
     6.1 Fiscal Year. The fiscal year of the Corporation shall be so determined by the Board of Directors.
     6.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.
     6.3 Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
     6.4 Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or security holders of any other entity, the securities of which may be held by this corporation.
     6.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.
     6.6 Certificate of Incorporation. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.
     6.7 Severability. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.
     6.8 Pronouns. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VII
AMENDMENTS
     These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders of the Corporation.

APPENDIX F
Oregon Business Corporation Act
Sections 551 through 594
Dissenters’ Rights
60.551. Definitions for ORS 60.551 to 60.594. As used in ORS 60.551 to 60.594:
     (1) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under ORS 60.554 and who exercises that right when and in the manner required by ORS 60.561 to 60.587.
     (4) “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
     (6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
     (7) “Shareholder” means the record shareholder or the beneficial shareholder.
60.554. Right to dissent.
(1) Subject to subsection (2) of this section, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate acts:
     (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by ORS 60.487 or the articles of incorporation and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent under ORS 60.491;
     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;
     (c) Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;
     (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter’s shares because it:
          (A) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

          (B) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ORS 60.141;
     (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or
     (f) Conversion to a noncorporate business entity pursuant to ORS 60.472.
(2) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under ORS 60.551 to 60.594 may not challenge the corporate action creating the shareholder’s entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
(3) Dissenters’ rights shall not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System as a National Market System issue on the record date for the meeting of shareholders at which the corporate action described in subsection (1) of this section is to be approved or on the date a copy or summary of the plan of merger is mailed to shareholders under ORS 60.491, unless the articles of incorporation otherwise provide.
60.557. Dissent by nominees and beneficial owners.
(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares regarding which the shareholder dissents and the shareholder’s other shares were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:
     (a) The beneficial shareholder submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
     (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.
60.561. Notice of dissenters’ rights.
(1) If proposed corporate action creating dissenters’ rights under ORS 60.554 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under ORS 60.551 to 60.594 and be accompanied by a copy of ORS 60.551 to 60.594.
(2) If corporate action creating dissenters’ rights under ORS 60.554 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send the shareholders entitled to assert dissenters’ rights the dissenters’ notice described in ORS 60.567.
60.564. Notice of intent to demand payment.
(1) If proposed corporate action creating dissenters’ rights under ORS 60.554 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed action is effectuated and shall not vote such shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder’s shares under this chapter.
60.567. Dissenters’ notice.
(1) If proposed corporate action creating dissenters’ rights under ORS 60.554 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of ORS 60.564.
(2) The dissenters’ notice shall be sent no later than 10 days after the corporate action was taken, and shall:
     (a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;
     (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (c) Supply a form for demanding payment that includes the date of the first announcement of the terms of the proposed corporate action to news media or to shareholders and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the corporation must receive the payment demand. This date may not be fewer than 30 nor more than 60 days after the date the subsection (1) of this section notice is delivered; and
     (e) Be accompanied by a copy of ORS 60.551 to 60.594.
60.571. Duty to demand payment.
(1) A shareholder sent a dissenters’ notice described in ORS 60.567 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice pursuant to ORS 60.567 (2)(c), and deposit the shareholder’s certificates in accordance with the terms of the notice.
(2) The shareholder who demands payment and deposits the shareholder’s shares under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
(3) A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for the shareholder’s shares under this chapter.
60.574. Share restrictions.
(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ORS 60.581.
(2) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
60.577 Payment.
(1) Except as provided in ORS 60.584, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ORS 60.571, the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.
(2) The payment must be accompanied by:

     (a) The corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and the latest available interim financial statements, if any;
     (b) A statement of the corporation’s estimate of the fair value of the shares;
     (c) An explanation of how the interest was calculated;
     (d) A statement of the dissenter’s right to demand payment under ORS 60.587; and
     (e) A copy of ORS 60.551 to 60.594.
60.581. Failure to take action.
(1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under ORS 60.567 and repeat the payment demand procedure.
60.584. After-acquired shares.
(1) A corporation may elect to withhold payment required by ORS 60.577 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of such demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares an explanation of how the interest was calculated and a statement of the dissenter’s right to demand payment under ORS 60.587.
60.587 Procedure if shareholder dissatisfied with payment or offer.
(1) A dissenter may notify the corporation in writing of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under ORS 60.577 or reject the corporation’s offer under ORS 60.584 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:
     (a) The dissenter believes that the amount paid under ORS 60.577 or offered under ORS 60.584 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;
     (b) The corporation fails to make payment under ORS 60.577 within 60 days after the date set for demanding payment; or
     (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.
(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand in writing under subsection (1) of this section within 30 days after the corporation made or offered payment for the dissenter’s shares.

60.591. Court action.
(1) If a demand for payment under ORS 60.587 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand under ORS 60.587 and petition the court under subsection (2) of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(2) The corporation shall commence the proceeding in the circuit court of the county where a corporation’s principal office is located, or if the principal office is not in this state, where the corporation’s registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(4) The jurisdiction of the circuit court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the court order appointing them, or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding is entitled to judgment for:
     (a) The amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation; or
     (b) The fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under ORS 60.584.
60.594. Court costs and counsel fees.
(1) The court in an appraisal proceeding commenced under ORS 60.591 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ORS 60.587.
(2) The court may also assess the fees and expenses of counsel and experts of the respective parties in amounts the court finds equitable:
     (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ORS 60.561 to 60.587; or
     (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amount awarded the dissenters who were benefited.

REVOCABLE PROXY PLEASE MARK VOTES AS IN THIS EXAMPLE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS — June 17, 2009 The undersigned hereby appoints Douglas B. Falcone and Michael J. Dolan, and each of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares of TRM CORPORATION (“the Company”) which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Shareholders of the Company to be held on June 17, 2009, and any adjournments thereof, with respect to the following: Please be sure to sign in the box below and date this Proxy. For All 1. ELECTION OF DIRECTORS: For Withhold Except Richard B. Stern (3-year term) Michael E. Venezia (3-year term) INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below: 2. To approve an amendment to the Company’s 2005 Omnibus Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under such plan by 1,000,000 shares; For Against Abstain 3. To approve the Agreement and Plan of Merger by and between the Company and Access to Money, Inc. for the purpose of changing the Company’s state of incorporation from Oregon to Delaware; For Against Abstain 4. To approve an amendment to the Company’s Restated Articles of Incorporation to change the Company’s name to Access to Money, Inc.; Shareholder sign above Co-holder (if any) sign above For Against Abstain 5. To approve an amendment to the Company’s Restated Articles of Incorporation to decrease the number of shares of common stock the Company is authorized to issue from 100,000,000 to 70,000,000; For Against Abstain Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. IN ADDITION, THE PROXIES MAY VOTE AT THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please date and sign exactly as your name or names appear hereon. If more than one name appears, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full title and authority.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 17, 2009. THIS PROXY CARD, THE PROXY STATEMENT, AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT HTTP://WWW.CFPROXY.COM/4301. Detach above card, sign, date and mail in the postage paid envelope provided. 1101 Kings Highway N., Suite G100 Cherry Hill, New Jersey 08034 PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.